                                CASE CREDIT LTD.


                                      and


                            CASE CREDIT CORPORATION
                                  as Guarantor


                                      and


                        MONTREAL TRUST COMPANY OF CANADA
                                   as Trustee





                                   INDENTURE




              Providing for Issuance of Debt Securities in Series

                         Dated as of November 10, 1998

                               TABLE OF CONTENTS
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                                                                        PAGE NO.
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ARTICLE 1  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............2
     Section 1.1  Definitions..................................................2
     Section 1.2  Compliance Certificates and Opinions........................12
     Section 1.3  Form of Documents Delivered to Trustee......................13
     Section 1.4  Immunity of Incorporators, Stockholders, Officers and
                   Directors..................................................13
     Section 1.5  Singular-Plural, Masculine-Feminine, Etc. ..................13
     Section 1.6  Accounting Terms and Principles.............................13
     Section 1.7  Effect of Headings and Table of Contents....................14
     Section 1.8  Statute References..........................................14
     Section 1.9  Successors and Assigns......................................14
     Section 1.10 Severability Clause.........................................14
     Section 1.11 Benefits of Indenture.......................................14
     Section 1.12 Governing Law...............................................14
     Section 1.13 Payment on a Business Day...................................14
     Section 1.14 Language....................................................14
     Section 1.15 Judgments...................................................15
     Section 1.16 Submission to Jurisdiction..................................15
     Section 1.17 Monetary References.........................................15

ARTICLE 2  ISSUE, EXECUTION AND REGISTRATION OF DEBT SECURITIES...............15
     Section 2.1  Issue of Debt Securities In Series..........................15
     Section 2.2  Certification and Delivery of Debt Securities...............18
     Section 2.3  Place and Medium of Payment.................................19
     Section 2.4  Registration of Debt Securities.............................20
     Section 2.5  Transferee Entitled to Registration.........................21
     Section 2.6  Exchange of Debt Securities.................................21
     Section 2.7  Charges for Transfer and Exchange...........................21
     Section 2.8  Registers Open for Inspection...............................22
     Section 2.9  C1osing of Registers........................................22
     Section 2.10 Ownership of Debt Securities................................22
     Section 2.11 Debt Securities Delivered in Exchange for or on
                   Transfer of other Debt Securities to be Valid Obligations..22
     Section 2.12 Execution of Debt Securities and Trustee's Certificate......23
     Section 2.13 Lost, Destroyed, Stolen or Mutilated Debt Securities........23
     Section 2.14 Annual Rates of Interest....................................24
     Section 2.15 Book-Entry System...........................................24

ARTICLE 3  COVENANTS OF THE COMPANY...........................................26
     Section 3.1  Covenants of the Company....................................26
     Section 3.2  Performance of Covenants by Trustee.........................28
     Section 3.3  Trustee's Remuneration and Expenses.........................28

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ARTICLE 4  GUARANTEE OF DEBT SECURITIES.......................................28
     Section 4.1  Guarantee of Debt Securities................................28
     Section 4.2  Execution and Delivery of Guarantee.........................30

ARTICLE 5  COVENANTS OF THE GUARANTOR.........................................31
     Section 5.1  Covenants of the Guarantor:.................................31

ARTICLE 6  REDEMPTION AND PURCHASE OF DEBT SECURITIES.........................33
     Section 6.1  Redemption of Debt Securities at Option of Company..........33
     Section 6.2  Notice of Redemption........................................33
     Section 6.3  Upon Due Publication of Notice, Debt Securities Called for
                   Redemption to Become Due and Payable on Redemption Date,
                   Interest to Cease After Redemption Date, Company to
                   Deposit Funds Sufficient for Redemption....................33
     Section 6.4  Surrender of Debt Securities for Cancellation...............34
     Section 6.5  Purchase of Debt Securities.................................34

ARTICLE 7  REMEDIES...........................................................34
     Section 7.1  Event of Default............................................34
     Section 7.2  Acceleration of Maturity; Rescission and Annulment..........37
     Section 7.3  Collection of Indebtedness and Suits for Enforcement by
                   Trustee....................................................38
     Section 7.4  Trustee May File Proof of Claim.............................38
     Section 7.5  Trustee May Enforce Claims Without Possession of Debt
                   Securities.................................................39
     Section 7.6  Application of Moneys Collected.............................39
     Section 7.7  Limitation on Suits.........................................40
     Section 7.8  Unconditional Right of Holders to Receive Principal,
                   Premium and Interest.......................................40
     Section 7.9  Restoration of Rights and Remedies..........................41
     Section 7.10 Rights and Remedies Cumulative..............................41
     Section 7.11 Delay or Omission not Waiver................................41
     Section 7.12 Control by Holders..........................................41
     Section 7.13 Waiver of Past Defaults.....................................41
     Section 7.14 Undertaking for Costs.......................................41
     Section 7.15 Waiver of Stay or Extension of Laws.........................42
     Section 7.16 Notice of Payment by Trustee................................42
     Section 7.17 Trustee May Demand Production of Debt Securities............42
     Section 7.18 Trustee Appointed Attorney..................................42

ARTICLE 8  THE TRUSTEE........................................................43
     Section 8.1  Indenture Legislation.......................................43
     Section 8.2  Standard of Care of Trustee.................................43
     Section 8.3  Trustee to Give Notice of Event of Default..................43
     Section 8.4  Trustee Not Ordinarily Bound................................43
     Section 8.5  Conditions Precedent to Trustee's Ob1igations to Act
                   Hereunder..................................................44
     Section 8.6  Delegation; Experts and Advisers............................44
     Section 8.7  Documents, Money Etc. Held by Trustee.......................45

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     Section 8.8  Action by Trustee to Protect Interests......................45
     Section 8.9  Trustee Not Required to Give Security or Ensure Use of
                   Proceeds...................................................45
     Section 8.10 Payments by Trustee.........................................46
     Section 8.11 Financial Statements........................................46
     Section 8.12 Trustee Has No Conflict of Interest.........................46
     Section 8.13 Protection of the Trustee...................................46
     Section 8.14 Indemnification of the Trustee..............................47
     Section 8.15 Replacement of the Trustee..................................47
     Section 8.16 Acceptance of Trust.........................................47

ARTICLE 9  MEETINGS OF HOLDERS................................................48
     Section 9.1  Right to Convene Meetings...................................48
     Section 9.2  Notice of Meetings..........................................48
     Section 9.3  Chair.......................................................48
     Section 9.4  Quorum......................................................48
     Section 9.5  Power to Adjourn............................................49
     Section 9.6  Show of Hands...............................................49
     Section 9.7  Poll........................................................49
     Section 9.8  Voting......................................................49
     Section 9.9  Evidence of Ownership.......................................49
     Section 9.10 Company, Guarantor and Trustee May Be Represented...........49
     Section 9.11 Powers Exercisable by Extraordinary Resolution..............49
     Section 9.12 "Extraordinary Resolution" at Adjourned Meeting.............51
     Section 9.13 Powers Cumulative...........................................52
     Section 9.14 Minutes.....................................................52
     Section 9.15 Instruments in Writing......................................52
     Section 9.16 Serial Meetings.............................................52
     Section 9.17 Binding Effect of Resolutions...............................53
     Section 9.18 Regulations.................................................54

ARTICLE 10  SATISFACTION AND DISCHARGE........................................54
     Section 10.1 Cancellation and Destruction................................54
     Section 10.2 Non-Presentation of Debt Securities.........................55
     Section 10.3 Repayment of Unclaimed Moneys...............................55
     Section 10.4 Discharge...................................................55
     Section 10.5 Protection of Purchasers....................................55
     Section 10.6 Defeasance..................................................56

ARTICLE 11  CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE OR TRANSFER OF
             COMPANY OR GUARANTOR.............................................56
     Section 11.1 The Company May Consolidate on Certain Terms................56
     Section 11.2 Successor Corporation Substituted...........................57
     Section 11.3 The Guarantor May Consolidate on Certain Terms..............57
     Section 11.4 Successor Corporation Substituted...........................58

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
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ARTICLE 12  SUPPLEMENTAL INDENTURES...........................................59
     Section 12.1 Supplemental Indentures Without Consent of Holders..........59
     Section 12.2 Supplemental Indentures With Consent of Holders.............60
     Section 12.3 Execution of Supplemental Indentures........................60
     Section 12.4 Effect of Supplemental Indentures...........................60

ARTICLE 13  NOTICES...........................................................61
     Section 13.1 Notice to Company...........................................61
     Section 13.2 Notice to Holders...........................................61
     Section 13.3 Notice to Trustee...........................................61
     Section 13.4 Notice to the Guarantor.....................................62
     Section 13.5 Mail Service Interruption...................................62

ARTICLE 14  EXECUTION.........................................................63

     Schedule I: Form of Guarantee

     THIS INDENTURE made as of the 10/th/ day of November, 1998.


B E T W E E N:

          CASE CREDIT LTD., a corporation existing under the laws of the Province of Alberta

          (the "Company")


          - and -


          CASE CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware

          (the "Guarantor")


          - and -


          MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada

          (the "Trustee")



WHEREAS:

(1) the Company deems it desirable from time to time to borrow money for its corporate purposes and to create and issue Debt Securities therefor, and to that end has duly authorized the execution and delivery of this Indenture to provide for one or more series of Debt Securities;

(2) the Company under the laws relating thereto is duly authorized to create and issue the Debt Securities to be issued as herein provided;

(3) the Guarantor owns all of the issued shares in the capital of the Company and has agreed to enter into this Indenture and the Guarantee to assist the Company, for the mutual benefit of the Company and the Guarantor, in the sale of the Debt Securities;

(4) the Guarantor has duly authorized the entering into of this Indenture and the Guarantee provided for herein;

(5) all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed, and the execution of this Indenture by the Company has in all respects been duly authorized by the Company;

(6) all acts and things necessary to make the Guarantee to be endorsed on the Debt Securities, when executed by the Guarantor and endorsed on Debt Securities executed by the Company and certified by or on behalf of the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Guarantor, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed by the Guarantor, and the execution by the Guarantor of this Indenture and the Guarantee of the Debt Securities have in all respects been duly authorized by the Guarantor;

(7) the Company and the Guarantor wish to appoint Montreal Trust Company of Canada (the "Trustee") to perform certain of the duties of the trustee hereunder; and

(8) the foregoing recitals (A) to (G) and any statements of fact contained therein are and shall be deemed to be made by the Company and/or the Guarantor (as the case may be) and not the Trustee;

          NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:


                                   ARTICLE 9

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 9.1 Definitions: For all purposes of this Indenture and the recitals hereof, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board of Directors of the Company" or "of the Guarantor" means either the board of directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board.

     "Board Resolution of the Company" or "of the Guarantor" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Company or of the Guarantor, as the case may be, and to be in full force and effect on the date of such certification and delivered to the Trustee. Despite the foregoing, so long as a written declaration by the sole shareholder of the Company pursuant to subsection 136 of the Business Corporations Act (Alberta), or any successor statute, is or remains in effect, pursuant to which written declaration such shareholder (or subsequent shareholders) has all the rights, powers, duties and liabilities of the directors of the Company to manage, or supervise the management of, the business and affairs of the Company, a resolution adopted by such shareholder (or subsequent shareholders) shall be treated for purposes of this Indenture as a "Board Resolution of the Company".

     "Book-Entry System" means the record entry security transfer and pledge system known as of the date hereof by the name "Depository Service", which is administered by CDS in accordance with the operating rules and procedures of the securities settlement service of CDS, enforced from time to time, and any successor system thereof.

     "Business Day" means any day, other than Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the city of Toronto, Ontario or Racine, Wisconsin.

     "Capital Lease Obligations" of either the Guarantor or any Restricted Subsidiary means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real property, the original term of which extends beyond 12 months, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles and, for the purposes of this Indenture, the amount of such obligation shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles.

     "CDS" means The Canadian Depository for Securities Limited and its successors approved by the Company, the Guarantor and the Trustee.

     "Company" means Case Credit Ltd., until a successor Corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean each such successor Corporation.

     "Company's Auditors" or "Auditors of the Company", "Guarantor's Auditors" or "Auditors of the Guarantor" means an independent firm of chartered accountants or certified public accountants, appointed as auditors of the Company or the Guarantor, as the case may be.

     "Company Certificate" means a certificate signed by the Chairman, the President or a Vice President and by the Secretary, Treasurer, an Assistant Secretary or an Assistant Treasurer of the Company, which may contain orders or directions to the Trustee, and delivered to the Trustee.

     "Company Request" means a written request, order or consent signed by an officer of the Company and delivered to the Trustee.

     "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the Guarantor and Restricted Subsidiaries as at the end of the fiscal quarter of the Guarantor ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities (due within one year) as shown on such balance sheet,
     (b) applicable reserves, (c) investments in and advances to Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries that are consolidated on the consolidated balance sheet of the Guarantor and its Subsidiaries, and (d) Intangible Assets and liabilities relating thereto.

     "Corporation" includes corporations, joint stock companies and business trusts.

     "Counsel" means a lawyer or firm of lawyers retained or employed by the Trustee, or retained or employed by the Company or the Guarantor and acceptable to the Trustee.

     "debt" means indebtedness of the Guarantor or the Company, as the case may be, representing money borrowed, except indebtedness for money borrowed by the Guarantor or the Company from any Affiliate of the Company or the Guarantor, as the case may be, and shall include indebtedness of any Person for money borrowed when such indebtedness is guaranteed by the Guarantor or the Company, as the case may be.

     "Debt Securities" means any debenture, notes and/or other unsecured evidence of the Company's indebtedness created, issued and executed by the Company and certified and delivered by the Trustee from time to time pursuant to this Indenture.

     "Depositary", with respect to Debt Securities issuable in whole or in part in the form of one or more global Debt Securities, means CDS or such other person designated as Depositary by the Company, in each case until a successor Depositary shall have been so designated by the Company, and thereafter the term "Depositary" shall mean or include each person who is then a Depositary hereunder and if at any time there is more than one such person, the term "Depositary" as used with respect to the Debt Securities of any series shall mean the Depositary with respect to the Debt Securities of such series.

     "Dollars" means lawful Canadian dollars unless the text specifically states otherwise.

     "Event of Default" has the meaning specified in Section 7.1.

     "Extraordinary Resolution" means (a) a resolution passed as an Extraordinary Resolution at a meeting of Holders duly convened for the purpose and held in accordance with the provisions of Article 9 at which, subject to the Section 9.12, the Holders of not less than 50% in principal amount of Debt Securities then outstanding are present in person or by proxy and passed by the affirmative votes of the Holders of not less than 66 2/3% of the principal amount of Debt Securities represented at the meeting and voted on a poll upon such resolution and (b) an instrument in writing signed pursuant to Section 9.15 by the Holders of not less than 66 2/3% of the principal amount of the Debt Securities then outstanding.

     "Funded Debt" means (i) any indebtedness of the Guarantor or a Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by the Guarantor or a Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) in the case of any Restricted Subsidiary, all preferred stock of such Restricted Subsidiary, and (iv) all Capital Lease Obligations of the Guarantor or a Restricted Subsidiary.

     "Guarantee" means the guarantee of the Guarantor endorsed on a Debt
     Security.

     "Guarantor" means Case Credit Corporation until a successor Corporation shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Guarantor" shall mean each such successor Corporation.

     "Guarantor Certificate" means a certificate signed by the Chairman, the President or a Vice President and by the Secretary, Treasurer, an Assistant Secretary or an Assistant Treasurer of the Guarantor, which may contain orders or directions to the Trustee, and delivered to the Trustee.

     "Holder" means the Person in whose name a Debt Security shall be registered.

     "Indebtedness" when used in paragraphs 3.1(i), 5.1(f) and 7.1(e) means, at any date, without duplication, (i) all obligations for borrowed money of the Guarantor or a Restricted Subsidiary or any other indebtedness of the Guarantor or a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments, and (ii) Funded Debt, except such obligations and other indebtedness of the Guarantor or a Restricted Subsidiary and Funded Debt, if any, incurred as a part of a Securitization Transaction.

     "Indenture", "herein", "hereby", "hereof", "hereunder" and similar expressions mean this Indenture, and, unless the context otherwise indicates, all indentures supplemental hereto from time to time in effect; and the expression "Article", "Section", "Subsection" or "paragraph" followed by a number means and refers to the specified Article, Section, Subsection or paragraph of this Indenture.

     "Indenture Legislation" has the meaning specified in Section 8.1.

     "Intangible Assets" means, at any date, the value (net of any applicable reserves), as shown on or reflected in the most recent consolidated balance sheet of the Guarantor and the Restricted Subsidiaries as at the end of the fiscal quarter of the Guarantor ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles, of: (i) all trade names, trademarks, licences, patents, copyrights, service marks, goodwill and other like intangibles; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents, deferred interest waiver, compensation and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

     "Interest Payment Date" means any Stated Maturity of an instalment of interest on a Debt Security.

     "Judgment Currency" has the meaning specified in Section 1.15.

     "Liens" means pledges, mortgages, security interests and other liens, including purchase money liens, on any property of the Guarantor or any Restricted Subsidiary which secure Secured Funded Debt.

     "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration or acceleration, call for redemption or otherwise.

     "Obligations" has the meaning specified in Subsection 4.1.

     "Opinion of Counsel" means a written opinion of Counsel.

     "Original Issue Date" in respect of a Debt Security means the date on which the Debt Security is originally issued, unless the Debt Security (the "new Debt Security") is issued in replacement of another Debt Security (the "old Debt Security"), on a transfer, exchange or otherwise, in which case it shall mean the date on which the old Debt Security was issued.

     "outstanding", when used with respect to Debt Securities means, subject to Subsection 9.16(2), as of the date of determination, all Debt Securities theretofore certified under this Indenture, except:

     (a) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Debt Securities for whose payment or redemption, if any, money in the necessary amount has been theretofore deposited with the Trustee in accordance with the provisions hereof or any Paying Agent, in trust, provided that, if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this

          Indenture or provision therefor satisfactory to the Trustee has been made; and

     (c) Debt Securities in exchange for or in lieu of which other Debt Securities have been certified and delivered pursuant to this Indenture;

     provided however, that in determining whether the Holders of the requisite principal amount of Debt Securities outstanding have given any request, demand, authorization, notice, consent or waiver hereunder, Debt Securities owned by the Company or the Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company or the Guarantor or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in acting and relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledges's right so to act with respect to such Debt Securities and that the pledgee is not the Company or the Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company or the Guarantor or such other obligor.

     "Participant" means a broker, dealer, bank or other financial institution or other person for whom CDS effects book-entry transfers under the Book-Entry System.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

     "Permitted Liens" means:

     (a) Liens on real or physical property of any Corporation existing at the time such Corporation becomes a Subsidiary;

     (b) Liens on real or physical property existing at the time of acquisition thereof or incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Guarantor or any Restricted Subsidiary;

     (c) Liens on real or physical property hereafter acquired (or constructed) by the Guarantor or any Restricted Subsidiary and created prior to, at the time of, or within 270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof;

     (d)  Liens in favour of the Guarantor or any Restricted Subsidiary;

     (e) Liens in favour of Canada or any province or territory thereof or the United States of America, any state thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or provisions of any statute;

     (f) Liens incurred or assumed in connection with an issuance of revenue bonds the interest on which is exempt from Federal income taxation pursuant to Section 103(b) of the United States Internal Revenue Code of 1986, as amended;

     (g) Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded Debt, if made and continuing in the ordinary course of business;

     (h) Liens incurred (no matter when created) in connection with the Guarantor's or a Restricted Subsidiary's engaging in leveraged or single-investor lease transactions; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien shall provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Guarantor or such Restricted Subsidiary;

     (i) Liens under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Guarantor or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety, replevin and appeal bonds to which the Guarantor or any Restricted Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as labourers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens and Liens arising out of judgments or awards against the Guarantor or any Restricted Subsidiary with respect to which the Guarantor or such Restricted

          Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Guarantor or any Restricted Subsidiaries, as the case may be, or minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens as to the use of real properties, which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Guarantor or the Company (as the case may be), in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Guarantor and Restricted Subsidiaries;

     (j) Liens incurred to finance all or any portion of the cost of construction, alteration or repair of any real or physical property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair;

     (k) Liens incurred (no matter when created) in connection with a Securitization Transaction;

     (l) Liens on property (or any Receivable arising in connection with the lease thereof) acquired by the Guarantor or a Restricted Subsidiary through repossession, foreclosure or like proceeding and existing at the time of the repossession, foreclosure or like proceeding;

     (m) Liens on deposits of the Guarantor or a Restricted Subsidiary with banks (in the aggregate, not exceeding U.S.$50,000,000), in accordance with customary banking practice, in connection with the providing by the Guarantor or a Restricted Subsidiary of financial accommodations to any Person in the ordinary course of business;

     (n)  Liens outstanding on the date of this Indenture; or

     (o) any extension, renewal, refunding or replacement (or successive extensions, renewals, refundings or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (a) to (n), inclusive; provided, however, that (i) such extension, renewal, refunding or replacement Lien shall be limited to all or a part of the same property that secured the Lien extended, renewed, refunded or replaced (plus improvements on such property) and
          (ii) the Funded Debt secured by such Lien at such time is not increased.

     "Person" means any individual, Corporation, partnership, joint venture, association, trust, unincorporated organization or government or any agency or political sub-division thereof.

     "Receivables" means any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising, either directly or indirectly, from the financing by the Guarantor or any Subsidiary of the Guarantor of property or services, and monies due thereunder, security interests in the property and services financed thereby and any and all other related rights.

     "Record Date" with respect to an instalment of interest on a Debt Security means the fifteenth calendar day (whether or not a Business Day) prior to the Interest Payment Date for such instalment of interest or such other date as may be provided pursuant to an indenture supplemental hereto to be the record date with respect to an instalment of interest on a Debt Security of a particular series.

     "Redemption Date", when used with respect to any Debt Security that is redeemable, means a date fixed for redemption of such Debt Security by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Debt Security that is redeemable, means a price, fixed by or pursuant to this Indenture, at which the Debt Security may be redeemed.

     "Restricted Subsidiary" means each Subsidiary other than Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries.

     "Secured Funded Debt" means Funded Debt which is secured by any pledge, or mortgage, security interest or other lien on any property (whether owned on the date hereof or hereafter created) of the Guarantor or of a Restricted Subsidiary.

     "Securitization Subsidiary" means a Subsidiary of the Guarantor (a) which is formed for the purpose of effecting one or more Securitization Transactions and engaging in other activities reasonably related thereto and (b) as to which no portion of the indebtedness or any other obligations of which (i) is guaranteed by the Guarantor or any Restricted

     Subsidiary, or (ii) subjects any property or assets of the Guarantor or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Securitization Transaction and inter-company notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

     "Securitization Transaction" means any transactions or series of transactions that have been or may be entered into by the Guarantor or any of its Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Guarantor or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Guarantor or any Subsidiary, and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold or in respect of which security interests are granted in connection with Securitization Transactions involving such assets.

     "Stated Maturity", when used with respect to any Debt Security or any instalment of interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such instalment of interest is due and payable.

     "Subsidiary" when used in connection with the Guarantor or the Company means any Corporation at least a majority of the outstanding stock of which having voting powers under ordinary circumstances (not dependent upon the happening of a contingency) for the election of directors (or the equivalent thereof, in the case of Corporations organized outside of the United States of America or Canada, as the case may be) is at the time owned directly or indirectly by the Guarantor or the Company (as the case may be) or by one or more Subsidiaries or by the Guarantor or the Company (as the case may be) and one or more Subsidiaries. The term "wholly-owned Subsidiary" means any Subsidiary all of the outstanding stock of which, other than director's qualifying shares, is at the time owned directly or indirectly by the Guarantor or the Company (as the case may be) or by one or more wholly-owned Subsidiaries or by the Guarantor or the Company (as the case may be) and one or more wholly-owned Subsidiaries.

     "Trustee" means Montreal Trust Company of Canada until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each such successor trustee.

     "Vice President" when used with respect to the Company or the Guarantor or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

Section 9.2  Compliance Certificates and Opinions:

(1) The Company or the Guarantor, as the case may be, shall furnish to the Trustee evidence of compliance with the conditions in this Indenture relating to
(a) the issue, certification and delivery of Debt Securities, (b) the satisfaction and discharge of this Indenture, and (c) the taking of any other action to be taken by the Trustee at the request of or on the application of the Company or the Guarantor.

(2) Evidence of compliance referred to in Subsection 1.2(1) shall consist of (a) a Company Certificate or a Guarantor Certificate, as the case may be, stating that any such condition has been complied with in accordance with the terms of this Indenture, (b) in the case of any condition which is subject to review by legal counsel, an Opinion of Counsel that the condition has been complied with in accordance with the terms of this Indenture, and (c) in the case of any condition subject to review by auditors or accountants, an opinion or report of the Auditors of the Company or of the Guarantor, as the case may be, based on the examinations or enquiries required to be made hereunder, as to the accuracy or reliability of the statements required to be reviewed or examined and stating that the condition has been complied with in accordance with the terms of this Indenture.

(3) Evidence of compliance, other than evidence relating to the issue, certification and delivery of Debt Securities hereunder, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Company or the Guarantor, may consist of a report or opinion of any counsel, auditor, accountant, engineer or appraiser or any other person whose qualifications give authority to a statement made by him, but if such report or opinion is provided by a director, officer or employee of the Company or the Guarantor it shall be in the form of a Company Certificate or a Guarantor Certificate, as the case may be.

(4) Evidence of compliance required under Subsections 1.2(2) and (3) shall include a statement by the Person giving the evidence:

     (a) that the Person has read and understands the conditions of this Indenture under which it is required;

     (b) briefly describing the nature and scope of the examination or investigation upon which the statements or opinions contained in the evidence are based (which, in the case of the Auditors of the Company or the Guarantor, may be a brief review not sufficient for purposes of an audit); and

     (c) declaring that the Person has made such examination or investigation as the Person believes necessary to enable the Person to make the statement or express the opinion contained or expressed therein.

Section 9.3  Form of Documents Delivered to Trustee:

(1) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(2) Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are wrong. Any such certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, another officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such first-mentioned officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations of such other officer with respect to such matters are wrong.

(3) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 9.4  Immunity of Incorporators, Stockholders, Officers and Directors:
No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, any Debt Security, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any officer or director, as such, past, present or future of the Company or the Guarantor or any incorporator or stockholder, as such, past, present or future of the Company or the Guarantor, either directly or indirectly through the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities and the Guarantees are solely corporate obligations, and that no personal liabilities whatever shall attach to, or is incurred by any officer or director, past, present or future, of the Company or the Guarantor or any incorporator or stockholder of the Guarantor, either directly or indirectly through the Company or the Guarantor, because of the incurring of the indebtedness hereby authorized or under or by reason of any obligations, covenants or agreements contained in the Indenture or in any of the Debt Securities, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Debt Securities.

Section 9.5 Singular-Plural, Masculine-Feminine, Etc.: Where the context permits, unless such interpretation would be inappropriate, words importing the singular only may include the plural and vice versa and words importing gender may include any gender.

Section 9.6 Accounting Terms and Principles: Except as otherwise expressly provided or unless the context otherwise requires, all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with the accounting principles and practice generally accepted in Canada or (in the case of accounting terms used in connection with the Guarantor or any of its Subsidiaries other than the Company or any Subsidiary of the Company) the United States and references to generally accepted accounting principles or practices refer to such principles or practices generally accepted in Canada or the United States (as the case may be).

Section 9.7 Effect of Headings and Table of Contents: The division of this Indenture into Articles and Sections, the insertion of headings and the provision of a table of contents are for convenience only and shall not affect the construction or interpretation hereof.

Section 9.8 Statute References: Any reference in this Indenture to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

Section 9.9 Successors and Assigns: All covenants and agreements in this Indenture by the Company or by the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

Section 9.10 Severability Clause: Each of the provisions contained in this Indenture, the Debt Securities or the Guarantees is distinct and severable and, if any provision in this Indenture or in the Debt Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.11 Benefits of Indenture: Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 9.12 Governing Law: This Indenture, including the obligations of the Guarantor, and the Debt Securities and the Guarantees shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

Section 9.13 Payment on a Business Day: In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Debt Security shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal, and premium, if any, as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity, and, in case of payment, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be. In any case where any day on which any other action is required to be taken hereunder is not a Business Day, then (notwithstanding any other provision of this Indenture) such action shall be required to be taken on or before the requisite time on the first Business Day after such day.

Section 9.14 Language: The parties to this Indenture hereby require that the Indenture be prepared in the English language. Les parties a cet acte de fiducie demandent par les presentes que cet acte de fiducie soit redige en anglais.

Section 9.15 Judgments: If a judgment or order is rendered by a court of any particular jurisdiction for the payment of any amounts owing to the Trustee or any Holder under this Indenture, the Debt Securities or the Guarantees or under a judgment or order of a court of any other jurisdiction in respect thereof or for the payment of damages in respect of any thereof and any such judgment or order is expressed in a currency (herein called the "Judgment Currency") other than lawful money of Canada, the Company and, failing the Company, the Guarantor, shall indemnify and hold the Trustee and the Holders harmless against any deficiency arising or resulting from any variation in rates of exchange between the Judgment Currency and lawful money of Canada occurring between (i) the date on which any amount expressed in lawful money of Canada is converted, for the purposes of making or filing any claim resulting in any judgment or order, into an equivalent amount in the Judgment Currency, and (ii) the date or dates of payment of such amount (or part thereof) or of discharge of such first-mentioned judgment or order (or part thereof) as appropriate. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Indenture, the Debt Securities and the Guarantees, shall give rise to a separate and independent cause of action and shall apply irrespective of any indulgence granted by any Holder or the Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order.

Section 9.16 Submission to Jurisdiction: The Trustee or (where entitled to do so under the provisions contained herein) any Holder shall be entitled to take proceedings against the Company and the Guarantor in the courts of any Province of Canada in respect of their obligations hereunder and under the Debt Securities and Guarantees. The Guarantor hereby submits for all purposes of or in connection with this Indenture, the Debt Securities and Guarantees to the non-exclusive jurisdiction of the courts of the Province of Ontario and appoints for such purposes any director or officer of the Company for the time being to accept service of process in the Province of Ontario on the Guarantor's behalf.

Section 9.17 Monetary References: Any reference in this Indenture to "dollar", "dollars" or the sign "$" shall constitute a reference to the lawful money of Canada.


                                  ARTICLE 10

             ISSUE, EXECUTION AND REGISTRATION OF DEBT SECURITIES

Section 10.1  Issue of Debt Securities In Series:

(1) The aggregate principal amount of Debt Securities that may be issued hereunder is unlimited, and, subject to Section 2.15, Debt Securities may be issued as fully registered Debt Securities in one or more series, either at par or at a discount or at a premium, shall bear such series designation, mature on such date or dates, bear interest at such rate or rates or on such basis, and be payable on such dates, and shall have such other terms and provisions, all as shall, before the certification thereof, be established, consistent with the other provisions of this Indenture. Principal of and interest and premium, if any, on any Debt Securities shall be made in the currency provided for in this Indenture with respect to such Debt Security or in such Debt Security. All Debt Securities now or hereafter certified and issued under this Indenture shall, subject to the terms of this Indenture, be equally and proportionately entitled to the benefits of this Indenture, except as to purchase or sinking fund or early maturity provisions (if any) applicable to different Debt Securities, as if all of the Debt Securities had been issued and negotiated simultaneously. The Debt Securities shall be direct unsecured obligations of the Company and shall rank pari passu with all other debentures, notes and other unsecured and unsubordinated debt of the Company for borrowed money.

(2) The terms and provisions of any series of Debt Securities shall be set forth in an indenture supplemental hereto, which (and, where appropriate, the Debt Securities issued pursuant thereto) shall provide for the following:

     (a)  the specific designation of such Debt Securities;

     (b)  any limit on the aggregate principal amount of such Debt Securities;

     (c) the percentage of the principal amount at which such Debt Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof or the method by which such portion shall be determined;

     (d) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of such Debt Securities will be payable;

     (e) the rate or rates at which such Debt Securities will bear interest, if any, or the method by which such rate or rates shall be determined;

     (f) the date or dates from which interest, if any, on such Debt Securities shall accrue or the method by which such date or dates shall be determined, the dates on which such interest, if any, will be payable and the Record Date, if any, for the interest payable on any registered security of such series on any Interest Payment Date, or the method by which any such date shall be determined, and the basis on which interest shall be calculated if other than on the basis of 360-day year of twelve 30-day months;

     (g) the period or periods within which, the price or prices at which, the currency or currencies or currency unit or units in which, and the other terms and conditions upon which, such Debt Securities may be redeemed in whole or in part, at the option of the Company;

     (h) the obligation, if any, of the Company to redeem or purchase such Debt Securities pursuant to any sinking fund or analogous provision or at the option of the Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies or currency unit or units in which, and the other terms and conditions upon which, such Debt Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (i) whether such Debt Securities are to be issuable either temporarily or permanently, as global securities and, if so, whether beneficial owners of interests in any such global security may exchange such interests for Debt Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, and if Debt Securities of the series are to be issuable as a global security, the identity of the Depositary for such series;

     (j) the currency or currencies or currency unit or units in which such Debt Securities will be denominated and in which the principal (and premium, if any) and any interest on such Debt Securities will be payable;

     (k) whether the Company or a Holder may elect payment of the principal (and premium, if any) or interest, if any, on such Debt Securities in one or more currencies or currency units other than that in which such Debt Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currencies or currency unit or units in which such Debt Securities are denominated or stated to be payable and the currency or currencies or currency unit or units in which such Debt Securities are to be so payable;

     (l) the place or places, if any, other than or in addition to the City of Toronto, where the principal (and premium, if any) and any interest on such Debt Securities shall be payable, such Debt Securities may be surrendered for registration of transfer, such Debt Securities may be surrendered for exchange and notices or demands to or upon the Company in respect of such Debt Securities and the Indenture may be served;

     (m) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such Debt Securities shall be issuable;

     (n) if other than the Company or the Trustee, the identity of each security registrar and/or Paying Agent;

     (o) the person to whom any interest on any Debt Security of the series shall be payable, if other than the person in whose name such Debt Security is registered at the close of business on the Record Date for such interest, and the extent to which, or the manner in which, any interest payable on the global security on an interest payable date will be paid if other than in the manner provided in the Indenture;

     (p) provisions, if any, granting special rights to the Holders of such Debt Securities upon the occurrence of such events as may be specified;

     (q) any deletions from, modifications of or additions to the Events of Default with respect to such Debt Securities;

     (r) whether the amount of payments of principal (and premium, if any) or interest on such Debt Securities may be determined with reference to a formula or other method and the manner in which such amounts shall be determined;

     (s) whether and under what circumstances the Company will pay additional amounts on such Debt Securities in respect of certain taxes (and the terms of any such payment) and, if so, whether the Company will have the option to redeem such Debt Securities rather than pay such additional amounts (and the terms of such options); and

     (t)  any other terms of such Debt Securities.

(3) The forms of Debt Securities of any series, of the Guarantees of such Debt Securities, and of the certificate of the Trustee to be endorsed thereon and the registration panel, if any, shall be such as the respective Boards of Directors of the Company and the Guarantor shall determine to be necessary and advisable, subject to the provisions of this Indenture and the approval of the Trustee.

(4) Subject to the right of the Company from time to time to establish larger minimum denominations or minimum subscription amounts to comply with applicable law or undertakings or otherwise, Debt Securities shall be issued in denominations of $1,000 (or such larger base amount as the Company may determine) and any larger amount that is an integral multiple of $1,000.

(5) In addition to the English text thereof, the form of Debt Securities, Guarantees and certificate of the Trustee may include a corresponding French text. In the event of any contradiction, discrepancy or difference between the English language portion of the text and the French language portion of the text of the forms of Debt Securities, Guarantees or the certificate of the Trustee, the English language portion of the text shall govern, except where applicable law otherwise requires.

Section 10.2 Certification and Delivery of Debt Securities: Whenever any series of Debt Securities has been authorized, the Company may, from time to time, subject to the provisions hereof, execute and deliver to the Trustee for certification, and the Trustee shall thereupon certify and deliver as directed by a Company Certificate, Debt Securities of such series, after receipt by the Trustee of:

     (a) a Board Resolution of the Company approving the creation and issue of Debt Securities of the series in the aggregate principal amount therein specified, designating the series of such Debt Securities, authorizing their execution and delivery and approving and authorizing the execution by the Company and delivery to the Trustee of this Indenture (in the case of the first issuance of Debt Securities) and of an indenture supplemental hereto providing for the terms and provisions of the Debt Securities of such series;

     (b) a Board Resolution of the Guarantor authorizing the execution of the Guarantees of the Debt Securities of the series and approving and authorizing the execution by the Guarantor and delivery to the Trustee of this Indenture (in the case of the first issuance of Debt Securities) and of an indenture supplemental hereto providing for the terms and provisions of the Guarantees of the Debt Securities of such series;

     (c) this Indenture (in the case of the first issuance of Debt Securities) and an indenture supplemental hereto in form satisfactory to the Trustee providing for the terms and provisions of the Debt Securities of such series and the Guarantees of such Debt Securities in each case duly executed on behalf of the Company and the Guarantor;

     (d) a Company Certificate, complying with Subsections 1.2(2) and (4), stating that, as of the time that the documents in paragraphs (a),
          (b), or (c) of this Section 2.2 are delivered to the Trustee, the Company has complied with all conditions contained in this Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default;

     (e) a Guarantor Certificate, complying with Subsections 1.2(2) and (4), stating that, as of the time that the documents in paragraphs (a),
          (b), or (c) of this Section 2.2 are delivered to the Trustee, the Guarantor has complied with all conditions contained in this Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default;

     (f) an Opinion of Counsel, complying with Subsections 1.2(2) and (4), that all legal requirements in respect of the issue of the Debt Securities of such series required to be met as of the time that the documents in paragraphs (a), (b), (c), (d), and (e) of this Section 2.2 are delivered to the Trustee, have been met; and

     (g) a Company Request requesting certification and delivery of one or more of the Debt Securities of such series. Such Company Request may be contained in a Company Certificate, complying with Subsections 1.2 (2) and (4), stating that the conditions in this Indenture relating to the issue, certification and delivery of the Debt Securities referred to in such Company Certificate have been complied with in accordance with the terms of this Indenture.

Section 10.3 Place and Medium of Payment: Principal and interest with respect to any series of Debt Securities shall be payable in the currency specified in the supplemental indenture authorizing such series. Subject to the provisions of the supplemental indenture authorizing such series, the principal of, and premium, if any, on, any Debt Security shall be payable at the principal office of the Trustee if the Trustee acts as a Paying Agent for such series or, at the option of the Holder, at the principal office of any other Paying Agent upon presentation and surrender of such Debt Security. Subject to the provisions of the supplemental indenture authorizing such series, the interest on Debt Securities bearing coupons shall be payable at the principal office of the Trustee if the Trustee acts as a Paying Agent for such series or, at the option of the Holder, at the principal office of any other Paying Agent upon presentation and surrender of the coupons representing such interest. As the interest on fully registered Debt Securities becomes due (except in the case of payment of interest at Maturity or on redemption which shall be paid on presentation and surrender of such Debt Securities for payment and except as hereinafter in this
Section 2.3 provided), the Company shall, at least five days prior to each Interest Payment Date, forward, or cause to be forwarded, by pre-paid ordinary mail, to the Holder for the time being, or, in the case of joint Holders, to whichever of such joint Holders is named first in the appropriate register maintained by the Company for such purpose, at his or her address appearing in such register, a cheque drawn on the Company's bankers for such interest (less any tax required by law to be deducted), payable to the order of such Holder or Holders and negotiable at par at any Canadian chartered bank in Canada or at such other places at which interest upon Debt Securities of any series is stated to be payable under the supplemental indenture authorizing such series of Debt Securities. The forwarding of such cheque shall satisfy and discharge the liability for the interest upon such Debt Securities to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque be not paid on presentation. In the event of the non-receipt of such cheque by such Holder or the loss or destruction thereof the Company, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and an indemnity in amount and form reasonably satisfactory to it, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque. The Company, in lieu of forwarding, or causing to be forwarded, any such cheque in payment of interest, may at its option pay interest to or to the order of such Holder (i) at the principal office of the Trustee if the Trustee acts as a Paying Agent for such series or, at the option of the Holder, at the principal office of any other Paying Agent, or (ii) by electronic funds transfer to an account maintained by the Person entitled thereto (at that Person's expense) as specified in the register for that series of Debt Securities.

Section 10.4  Registration of Debt Securities:

(1) The Company shall cause to be kept by and at the principal office of the Trustee in Toronto (and in any such other place or places by the Trustee or by such other registrar or registrars, if any, as the Company with the approval of the Trustee may designate) registers in which shall be entered the names and addresses of the Holders of Debt Securities and particulars of the Debt Securities held by them respectively.

(2) No transfer of a Debt Security shall be valid unless made on one of such registers by the registered Holder or such Holder's executors, administrators or other legal representatives or such Holder's or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other registrar, upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe, and unless such Debt Security is then cancelled by the Trustee and a new Debt Security or Debt Securities in the same aggregate principal amount and on the same terms (including the same Original Issue Date) is issued to the transferee Holder or Holders.

Section 10.5  Transferee Entitled to Registration:

The transferee of a Debt Security shall, after the Debt Security and appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this Indenture or by law, be entitled to be entered on the register as the owner of such Debt Security free from all equities or rights of set-off or counterclaim between the Company and the transferor or any previous holder of such Debt Security, save in respect of equities or rights of which the Company is required to take notice by statute or order of a court of competent jurisdiction.

Section 10.6  Exchange of Debt Securities:

(1) Debt Securities in any authorized denomination may be exchanged upon reasonable notice for Debt Securities of the same series and of like aggregate principal amount and term of different authorized denominations.

(2) Debt Securities may be exchanged only at the principal office of the Trustee in Toronto or at such other place or places as may from time to time be designated by the Company with the approval of the Trustee. Any Debt Securities tendered for exchange shall be surrendered to the Trustee. The Company shall execute and the Trustee shall certify all Debt Securities necessary to carry out transfers and exchanges as aforesaid. All Debt Securities surrendered for transfer or exchange shall be cancelled.

(3) Debt Securities issued on transfer or in exchange for Debt Securities which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect, provided that nothing in this Subsection (3) shall require the Trustee to make transfers or exchanges of any Debt Securities issued in definitive form which have been selected or called for redemption at a later date.

Section 2.7  Charges for Transfer and Exchange:

(1) Except as provided in Subsection (2), for each Debt Security exchanged or transferred, the Trustee or other registrar may, if required by the Company, make a reasonable charge for its services and for each new Debt Security issued; and payment of such charges and reimbursement of the Trustee or other registrar or the Company for any transfer taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

(2) No charge shall be made hereunder for any exchange or transfer of any Debt Security applied for within the period of two months after the Original Issue Date thereof.

Section 10.8 Registers Open for Inspection: The registers hereinbefore referred to shall at all reasonable times be open for inspection by the Company, the Guarantor, the Trustee or any Holder. Every registrar (including the Trustee) shall from time to time when requested so to do in writing by the Company or by the Trustee furnish the Company or the Trustee with a list of the names and addresses of Holders of Debt Securities entered on the register kept by such registrar and showing the principal amount and serial numbers of the Debt Securities held by each such Holder.

Section 10.9  C1osing of Registers:

(1) The Company, with the approval of the Trustee, may at any time close any register for the Debt Securities, other than those kept at the principal office of the Trustee in Toronto, and transfer the registration of any Debt Securities registered thereon to another register and thereafter such Debt Securities shall be deemed to be registered on such other register.

(2) Neither the Company nor the Trustee nor any registrar shall be required: (i) to make transfers or exchanges of Debt Securities on any Interest Payment Date or during the ten preceding Business Days; or (ii) to make transfers or exchanges of any Debt Securities which are redeemable on the day of any selection by the Trustee of Debt Securities to be redeemed or during the ten preceding Business Days.

Section 10.10  Ownership of Debt Securities:

(1) The Person in whose name any Debt Security is registered shall for all purposes of this Indenture be and be deemed to be the owner thereof and payment of or on account of the principal of and premium (if any) on such Debt Security and interest thereon shall be made only to or upon the order in writing of such Holder.

(2) Neither the Company, the Guarantor, the Trustee nor any registrar shall be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Debt Security and may transfer the same on the direction of the person registered as the Holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(3) The Holder for the time being of any Debt Security shall be entitled to the principal, premium (if any) and/or interest evidenced thereby free from all equities or rights of set-off or counterclaim between the Company or the Guarantor, as the case may be, and the original or any intermediate Holder thereof and all persons may act accordingly and the receipt of any such Holder for any such principal, premium or interest shall be a good discharge to the Company, the Guarantor and the

Trustee for the same and neither the Company nor the Guarantor nor the Trustee shall be bound to inquire into the title of any such Holder.

Section 10.11 Debt Securities Delivered in Exchange for or on Transfer of other Debt Securities to be Valid Obligations: All Debt Securities executed, certified, and delivered in exchange for, or upon transfer of, Debt Securities surrendered as provided in this Article 2 shall be the valid obligations of the Company, evidencing the same debt as the Debt Securities so surrendered, and shall be entitled to the benefits of this Indenture and of the Guarantees of the Guarantor endorsed thereon to the same extent as the Debt Securities in exchange for or upon transfer of which they were certified and delivered.

Section 10.12  Execution of Debt Securities and Trustee's Certificate:

(1) The Debt Securities may be engraved, lithographed, mimeographed, typewritten or printed or partly engraved, lithographed, mimeographed, typewritten or printed, and shall be signed on behalf of the Company in its corporate name under its corporate seal by its President, one of its Vice Presidents or its Secretary, manually or by facsimile signature. Such seal may be in the form of a facsimile of the Company's seal and may be imprinted or impressed upon the Debt Securities. The Debt Securities may be delivered to the Trustee for certification by it whereupon, subject to the provisions of this Article 2, the Trustee shall certify and deliver the same. If the officer who has signed any of the Debt Securities, manually or by facsimile signature, ceases to be such officer of the Company before the Debt Securities so signed or sealed have been certified or delivered by the Trustee or issued by the Company, such Debt Securities may, nevertheless, be certified, delivered, and issued and, upon such certification, delivery, and issue, shall be binding upon the Company as though the person who signed and sealed the same had continued to be such officer of the Company, and also any Debt Securities may be signed and sealed on behalf of the Company by such persons as at the actual date of the relevant authorizing Board Resolution of the Company shall be a proper officer of the Company although at the Original Issue Date of such Debt Securities any such person shall not have been such an officer of the Company.

(2) Only such of the Debt Securities as shall bear thereon a certificate in the form herein provided for, executed by or on behalf of the Trustee, shall be or become valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee shall be conclusive evidence that the Debt Securities so certified have been duly certified and delivered hereunder and are entitled to the benefits of this Indenture.

(3) The countersignature of the Trustee on the Debt Security certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Debt Security certificates (except the due countersigning thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Debt Security certificate or any of them or for the consideration therefor except as otherwise specified herein.

Section 10.13 Lost, Destroyed, Stolen or Mutilated Debt Securities: If any Debt Security becomes mutilated and in the absence of notice that such Debt Securities have been acquired by a bona fide purchaser within the meaning of the Business Corporations Act (Alberta), the Company, at the expense of the Holder, shall execute and the Trustee shall thereupon certify and deliver a new Debt Security in exchange and substitution for the Debt Security so mutilated, but only upon surrender for cancellation of the Debt Security so mutilated. If any Debt Security is lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Company and the Trustee and, if such evidence is satisfactory to both and indemnity satisfactory to them is given and in the absence of notice that such Debt Securities have been acquired by a bona fide purchaser within the meaning of the Business Corporations Act (Alberta), the Company, at the expense of the Holder, shall execute and the Trustee shall thereupon certify and deliver a new Debt Security in lieu of and in substitution for the Debt Security so lost, destroyed or stolen. The Company may require payment of a reasonable charge for each new Debt Security issued under this Section and of the expenses which may be incurred by the Company and the Trustee in connection therewith. Any Debt Security issued under this Section in lieu of any Debt Security alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Company whether or not the Debt Security so alleged to be lost, destroyed or stolen is at any time enforceable by anyone and shall be equally and proportionately entitled to the benefits of this Indenture with all other Debt Securities issued under this Indenture and any such Debt Security shall have the Guarantee of the Guarantor endorsed thereon. If any Holder does not receive any cheque sent in payment for interest on a Debt Security, or if any such cheque is lost or destroyed, the Trustee, upon being furnished with such evidence, shall issue or cause to be issued to such Holder a replacement cheque for the amount of such cheque.

Section 10.14 Annual Rates of Interest: For the purposes of the Interest Act (Canada), whenever interest payable pursuant to any Debt Security is calculated on the basis of a period other than a calendar year (the "subject period"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the subject period.

Section 10.15  Book-Entry System:

(1) Despite any other provision of this Indenture, the Company may elect to have Debt Securities issued hereunder represented in the form of a typewritten fully registered global security held by, or on behalf of, CDS (or such other person as the Company may designate as Depositary or successor Depositary, in which case references to CDS in this Section 2.15 shall be deemed to refer to such other Depositary) as Depositary of the global security (for its Participants) and registered on the register maintained by the Trustee pursuant to Section 2.4 in the name of CDS or its nominee, and it is expressly acknowledged that any such registrations of ownership and transfers of such Debt Security, or interests of Participants therein, will be made by CDS only through the Book-Entry System. Subject to this Section 2.15, the rights of the holder of any beneficial interest in the Debt Securities represented by a global security (including the right to receive a certificate or other instrument evidencing an ownership interest in such Debt Security) shall be limited to those established by any agreement between the Company and CDS, by applicable law and agreements between CDS and its Participants and between such Participants and the holder of such beneficial interest. Accordingly, except as provided herein, neither the Company nor the Trustee shall be under any obligation to deliver, nor shall the holder of such beneficial interest have any right to require the delivery of, a certificate evidencing a Debt Security to the holder of the beneficial interest in such Debt Security. In the event of any conflict between this Indenture and any agreement between the Company and CDS, the terms of any such agreement shall prevail, but after the occurrence of an Event of Default, holders of beneficial interests in the Debt Securities of any series may at any time determine (by an instrument in writing signed in one or more counterparts by such holders of such series or by Participants on their behalf, representing beneficial interests aggregating not less than 51% in principal amount of the global security in respect of such series, and delivered to the Company, the Trustee and CDS) that the continuation of the holding of the Debt Securities by a book-entry only global security is no longer in the best interests of such holders. Upon any such determination by the holders of beneficial interests in the Debt Securities of such series, or if required to do so by law, or if the Book-Entry System ceases to exist, or if the Company determines that CDS is no longer willing or able to discharge properly its responsibilities as the Depositary and the Company is unable to locate a qualified successor within 90 days, or if the Company at its option elects to terminate the Book Entry System for any reason,

     (a) the Trustee shall notify CDS and shall request CDS to notify the Participants of the availability of definitive fully registered Debt Securities;

     (b) the Trustee shall request CDS to deliver the global security to the Trustee and the Trustee shall thereupon reduce the holdings of CDS on the register maintained hereunder to nil in respect of the Debt Security represented by the global security;

     (c) the Company shall issue or cause to be issued in accordance with and subject to the provisions of this Indenture, in exchange for the global security, Debt Securities in definitive form in an aggregate amount equal to the amount of the global security registered in the names of the Participants as advised by CDS in accordance with their proportionate interest in the global security as recorded in the records maintained by CDS as at the date of the issue of the Debt Securities in definitive form; and

     (d) after such replacement of the global security by definitive Debt Securities, all payments in respect of the Debt Securities in definitive form shall be made to the registered holders thereof in accordance with the terms and conditions of the Debt Securities in definitive form and the provisions of this Indenture and in all other respects such registered holders shall be the holders thereof for all purposes hereunder.

All expenses of the Trustee and CDS relating to the foregoing shall be paid by the Company.

(2) Any notice required or permitted to be given to a holder of Debt Securities while the Debt Securities are represented by a global security held by, or on behalf of, CDS or its nominee as part of the Book-Entry System, shall be provided to CDS.


                                  ARTICLE 11

                            COVENANTS OF THE COMPANY

Section 11.1 Covenants of the Company: The Company covenants with the Trustee for the benefit of the Holders that:

     (a) Payment of Principal, Interest and Premium, if any, on outstanding Debt Securities: So long as any Debt Securities remain outstanding it will duly and punctually pay or cause to be paid to every Holder the principal of and premium (if any) and interest on the Debt Securities in accordance with the terms and subject to the conditions of the Indenture and of the Debt Securities.

     (b)  Maintenance of Office or Agency:

          (i) It will maintain or cause to be maintained an office or agency at the principal office of the Trustee in Toronto, and in such other place or places as may be required by this Indenture or as the Company and the Trustee may agree upon, where the Debt Securities may be presented for transfer and exchange as in this Indenture provided, and where notices and demands to and upon the Company in respect of the Debt Securities or of this Indenture may be served; and

          (ii) It will also maintain or cause to be maintained an office or agency in Toronto, and in such other place or places as may be required by this Indenture or as the Company and the Trustee may agree upon, where the Debt Securities may be presented for payment.

     (c) Corporate Existence: Subject to Article 11, and so long as any Debt Securities remain outstanding, it will at all times maintain its corporate existence; will carry on and conduct its business in a proper, efficient and business-like manner and in accordance with good business practice; will keep or cause to be kept proper books of account; and will, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual information forms and other periodic reports of the Company filed by the Company pursuant to the Securities Act (Ontario).

     (d) To Perform Obligations: Subject to the terms hereof, it will do, observe and perform or cause to be done, observed and performed all of its obligations and all matters and things necessary or expedient to be done, observed or performed by virtue of any applicable law for the purpose of creating, performing or maintaining the trusts herein referred to and will do, observe and perform all the obligations hereby imposed on it.

     (e) Not to Accumulate Interest: To prevent any accumulation after Maturity of unpaid interest, it shall not directly or indirectly extend or assent to the extension of time for payment of interest payable hereunder or be a party to or approve any such arrangement by purchasing or funding any interest or in any other manner. If the time for payment of any interest is so extended, whether for a definite period or otherwise, such interest shall not be entitled, in case of default hereunder, to the benefit of this Indenture except subject to the prior payment in full of the principal of all Debt Securities issued hereunder then outstanding and of all matured interest on such Debt Securities, the payment of which has not been so extended.

     (f) Good Standing Certificate: So long as any of the Debt Securities remain outstanding, it will deliver to the Trustee within four months (or such longer period as the Trustee may in its discretion consent to) after the end of each of the Company's fiscal years, and at any other time if reasonably required by the Trustee, a Company Certificate that the Company has complied with all requirements applicable to it contained in this Indenture the non-compliance with which would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default on the part of the Company, or, if such is not the case, specifying the requirement which has not been complied with and giving particulars of such non-compliance.

     (g) Additional Instruments: Upon request of the Trustee from time to time, it shall execute and deliver all such additional instruments and will do all such additional acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.

     (h) Financial Statements: It shall file with the Trustee (i) within four months after the close of each fiscal year (which, until the Company otherwise notifies the Trustee, shall be deemed to be the 12 months ending December 31), beginning with the fiscal year ended December 31, 1998, audited financial statements of the Company for such fiscal year, and (ii) within two months of the end of each fiscal quarter, beginning with the fiscal quarter immediately following the first issuance of Debt Securities, unaudited financial statements of the Company for such fiscal quarter.

     (i) Restrictions on Secured Funded Debt: It shall not, nor shall it permit any Restricted Subsidiary which is a Subsidiary of the Company to, incur, issue, assume, guarantee or create any Secured Funded Debt, without effectively providing concurrently with the incurrence, issuance, assumption, guaranty or creation of any such Secured Funded Debt that the outstanding Debt Securities (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the outstanding Debt Securities) shall be secured equally and ratably with (or prior to) such Secured Funded Debt, so long as such Secured Funded Debt shall be secured by a Lien, unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Secured Funded Debt of the Guarantor and its Restricted Subsidiaries (including the Company) would not exceed an amount equal to the sum of (i) U.S.$20,000,000 and (ii) 15% of Consolidated Net Tangible Assets of the Guarantor and Restricted Subsidiaries; provided, however, that this paragraph (i) shall not apply to, and there shall be excluded from Secured Funded Debt in any computation under this paragraph (i), Funded Debt secured by Permitted Liens.

Section 11.2 Performance of Covenants by Trustee: If the Company fails to perform any of its covenants contained in this Indenture, the Trustee may notify the Holders of such failure on the part of the Company and may itself perform any of such covenants capable of being performed by it, but shall be under no obligation to do so. All sums expended or advanced by the Trustee shall be repayable as provided in Section 3.3. No such performance or advance by the Trustee shall be deemed to relieve the Company of any default hereunder or if its continuing obligations under the covenants herein contained.

Section 11.3 Trustee's Remuneration and Expenses: The Company covenants with the Trustee that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from its negligence or bad faith. Any amount due under this Section 3.3 and unpaid 30 days after request for such payment shall bear interest from the expiration of such 30 days at a rate per annum equal to the then current rate charged by the Trustee from time to time, payable on demand.


                                  ARTICLE 12

                          GUARANTEE OF DEBT SECURITIES

Section 12.1  Guarantee of Debt Securities:

(1) The Guarantor covenants with the Trustee on behalf of the Holders that the Company will pay, and hereby unconditionally guarantees, as provided in the Guarantee to be endorsed on each Debt Security pursuant to Section 4.2, the due and punctual payment of the principal of and premium (if any) and interest on each Debt Security certified by or on behalf of the Trustee, when and as the same shall become due and payable after any applicable grace period, whether at their respective due dates, on redemption or on a declaration or otherwise, in accordance with the terms of such Debt Security and this Indenture (the "Obligations"); provided, however, that payment of interest on overdue instalments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by the Company in the payment of any such principal, premium, or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period. The Guarantor hereby agrees that its obligations under each Guarantee and this Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of any such Debt Security or this Indenture as regards the Company (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Company or any action to enforce the same or any circumstances which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that its obligations under this Section 4.1 and each Guarantee will not be discharged as to any Debt Security except by payment in full of the principal of and premium (if any) and interest on such Debt Security.

(2) The obligation of the Guarantor under this Section 4.1 and each Guarantee shall be a continuing obligation, shall cover all the Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Holders of any Debt Security.

(3) In addition to the guarantee contained in each Guarantee and this Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holders of any Debt Security harmless against all costs, losses, expenses and damages they may suffer as a result of the Company's default in the performance of any of the Obligations.

(4) The Guarantor shall not be or become liable hereunder or under any Guarantee to make any payment of principal, premium or interest in respect of which the Company is in default if the default of the Company in respect of which the Guarantor would otherwise be or become liable hereunder or under any guarantee has been waived or directed to be waived pursuant to the provisions in that behalf contained in this Indenture; but no waiver or consent of any kind whatsoever shall release, alter or impair the unconditional obligation of the Guarantor hereunder or under any Guarantee after giving effect to such waiver or consent.

(5) The Guarantor shall be subrogated to all rights of the Holder of each Debt Security against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of any Guarantee, but the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium (if any) and interest on all Debt Securities has been paid in full or duly provided for.

(6) If any moneys become payable by the Guarantor hereunder the Trustee shall be entitled to enforce and receive payment thereof by the Guarantor, for the benefit of the Holders of the Debt Securities, and shall be entitled to recover judgment against the Guarantor for any portion of the same remaining unpaid; and the Trustee shall have further remedies with respect to the Guarantor similar to the remedies granted to it in Article 7 with respect to the Company. The whole of the moneys from time to time received by the Trustee hereunder shall be applied by the Trustee in accordance with Section 7.6.

(7) The obligations of the Guarantor under each Guarantee shall constitute senior direct obligations of the Guarantor and shall rank pari passu with all senior debt of the Guarantor for borrowed money.

(8) Payments in respect of the Debt Securities, if any, by the Guarantor will be made without withholding for, or on account of, any present or future taxes imposed by or on behalf of Canada, the United States or any political subdivision thereof unless such taxes are required by law or by the administration thereof to be withheld or deducted, in which case the Guarantor will pay such additional amounts as will result (after the withholding or deduction of such taxes) in the payment to the holders of the Debt Securities of the amounts that would otherwise have been payable pursuant to the Guarantee but no such additional amount will be payable with respect to the Guarantor's Guarantee of any Debt Security (a) which is held by a person who is subject to any such taxes by reason of such person being connected with Canada or the United States (as the case may be) otherwise than merely by the holding or use outside Canada or the United States (as the case may be) or ownership as a non-resident of Canada or the United States (as the case may be) of the Debt Security and the guarantee in respect thereof, (b) which is held by or on behalf of a Person who is not dealing at arm's length with the Company or the Guarantor or (c) which is presented for payment more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder thereof would have been entitled to receive payment of such additional amount if the Holder had presented such Debt Security for payment on the last day of such 30-day period.

Section 12.2  Execution and Delivery of Guarantee:

(1) To evidence its guarantee to the Holders of Debt Securities specified in
Section 4.1, the Guarantor shall endorse upon each Debt Security duly issued hereunder a Guarantee substantially in the form set out in Schedule I with such appropriate insertions, omissions, substitutions (including replacing the term "Note" with such term as properly describes the Debt Security in question) and variations as the officers of the Guarantor executing the same may approve, such approval to be conclusively evidenced by the certification of the Debt Security. The form of Guarantee may include a corresponding French text. In the event of any contradiction, discrepancy or difference between the English language text and the French language text of the form of Guarantee, the English language text shall govern, except where applicable law otherwise requires. Each Guarantee shall be executed on behalf of the Guarantor by its Chief Executive Officer, President or one of its Vice Presidents manually or by facsimile signature, and shall have a facsimile of the corporate seal of the Guarantor affixed thereto or imprinted or otherwise reproduced thereon. If any officer of the Guarantor who has signed any Guarantee, manually or by facsimile signature, ceases to be such officer before the Debt Security on which such Guarantee is endorsed has been certified by or on behalf of the Trustee or issued by the Company, such Debt Security, with such Guarantee endorsed thereon, nevertheless may be certified, delivered and issued as though the person who signed such Guarantee had not ceased to be such officer; and any Guarantee may be signed and sealed on behalf of the Guarantor by such Person as, at the actual date of the Board Resolution of the Guarantor or at any subsequent time, is a proper officer of the Guarantor, although at the Original Issue Date of the Debt Security any such Persons was not such officer of the Guarantor.

(2) The Guarantor agrees that the certification by the Trustee, in the manner provided in this Indenture, of any Debt Security (whether in global form or definitive form), shall be conclusive evidence that the Guarantee endorsed upon such Debt Security has been duly executed and delivered and is a valid obligation of the Guarantor. The Guarantor agrees that the issuance by the Company of a Debt Security and the delivery of such Debt Security by the Trustee, after certification by the Trustee in the manner provided in this Indenture, shall be deemed delivery by the Guarantor of the Guarantee appearing upon such Debt Security.


                                  ARTICLE 13

                           COVENANTS OF THE GUARANTOR

Section 13.1 Covenants of the Guarantor: The Guarantor covenants with the Trustee for the benefit of the Holders that:

     (a) Financial Statements and Statement as to Compliance: It shall file with the Trustee (i) within four months after the close of each fiscal year (which, until the Guarantor otherwise notifies the Trustee, shall be deemed to be the 12 months ending December

          31), beginning with the fiscal year ended December 31, 1998, audited financial statements of the Guarantor for such fiscal, and (ii) within two months of the end of each fiscal quarter, beginning with the fiscal quarter immediately following the first issuance of Debt Securities, an audited financial statement of the Guarantor for such fiscal quarter. This covenant shall be deemed to be satisfied by the filing with the Trustee within the time specified of a copy of the Guarantor's Annual Report on Form 10-K for such fiscal year or the Guarantor's quarterly report on Form 10-Q for such fiscal quarter (as the case may be) in each case as filed by the Guarantor with the United States Securities and Exchange Commission.

     (b) Corporate Existence: Subject to Article 11, and so long as any Debt Securities remain outstanding, it shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; but the Guarantor shall not be required to preserve any such right or franchise if the Guarantor determines that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

     (c) To Perform Obligations: Subject to the terms hereof, it will do, observe and perform or cause to be done, observed and performed all of its obligations and all matters and things necessary or expedient to be done, observed or performed by virtue of any applicable law for the purpose of creating, performing or maintaining the trusts herein referred to and will do, observe and perform all the obligations hereby imposed on it.

     (d) Good Standing Certificate: So long as any of the Debt Securities remain outstanding, it shall deliver to the Trustee within four months (or such longer period as the Trustee may in its discretion consent to) after the end of each of the Guarantor's fiscal years, a certificate of the Guarantor that the Guarantor has complied with all requirements applicable to it contained in this Indenture the non-compliance with which would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default on the part of the Guarantor, or, if such is not the case, specifying the requirement which has not been complied with and giving particulars of such non-compliance.

     (e) Additional Instruments: Upon request of the Trustee from time to time, it shall execute and deliver all such additional instruments and will do all such additional acts as may reasonably be required or proper to carry out most effectively the purpose of this Indenture.

     (f) Restrictions on Secured Funded Debt: It shall not, nor will it permit any Restricted Subsidiary to, incur, issue, assume, guarantee or create any Secured Funded Debt, without effectively providing concurrently with the incurrence, issuance, assumption, guaranty or creation of any such Secured Funded Debt that the outstanding Debt

          Securities (together with, if the Guarantor shall so determine, any other Indebtedness of the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the outstanding Debt Securities) shall be secured equally and ratably with (or prior to) such Secured Funded Debt, so long as such Secured Funded Debt shall be secured by a Lien, unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Secured Funded Debt of the Guarantor and its Restricted Subsidiaries would not exceed an amount equal to the sum of (i) U.S.$20,000,000 and (ii) 15% of Consolidated Net Tangible Assets of the Guarantor and Restricted Subsidiaries; provided, however, that this paragraph (f) shall not apply to, and there shall be excluded from Secured Funded Debt in any computation under this paragraph (f), Funded Debt secured by Permitted Liens.


                                  ARTICLE 14

                  REDEMPTION AND PURCHASE OF DEBT SECURITIES

Section 14.1 Redemption of Debt Securities at Option of Company: The Company, when not in default hereunder, shall have the right at its option to redeem, either in whole or in part, from time to time before Stated Maturity, any Debt Security which by its terms is made so redeemable at such Redemption Price, at such Redemption Date, and on such terms and conditions as shall have been determined by or pursuant to this Indenture. If less than all of the Debt Securities with like tenor and terms are to be redeemed, the Corporation shall in each such case, at least 15 Business Days before the date upon which the notice of redemption is required to be given, notify the Trustee in writing of its intention to redeem Debt Securities and of the aggregate principal amount of Debt Securities so to be redeemed. The Debt Securities so to be redeemed may be selected by lot by the Trustee or may be selected on a pro rata basis (to the nearest multiple of $1,000 or, if the Debt Securities are denominated in United States dollars, U.S.$1,000) in accordance with the principal amount of Debt Securities registered in the name of each Holder of the Debt Securities so to be redeemed may be selected by such other means as the Trustee may deem equitable. For this purpose the Trustee may make regulations with regard to the manner in which such Debt Securities may be so selected and regulations so made shall be valid and binding upon all Holders of Debt Securities.

Section 14.2 Notice of Redemption: The Company shall give to the Holder notice of its intention to redeem any Debt Security in whole or in part in the manner provided in Section 13.2 not less than 30 nor more than 60 days before the date fixed for redemption. Each notice of redemption shall state the Redemption Date, and, if less than the whole principal amount of any Debt Security is to be redeemed, the distinctive number of such Debt Security and the portion of the principal amount thereof which is to be redeemed. Each notice shall also state that the interest on the Debt Security designated for redemption (or, in the case of any Debt Security which is to be redeemed in part only, that the interest on the part to be redeemed) shall cease on the Redemption Date and that on the Redemption Date there will become due and payable on the Debt Security the applicable Redemption Price thereof and interest accrued thereon to the Redemption Date.

Section 14.3 Upon Due Publication of Notice, Debt Securities Called for Redemption to Become Due and Payable on Redemption Date, Interest to Cease After Redemption Date, Company to Deposit Funds Sufficient for Redemption: Upon notice of redemption being duly given as set out herein, the Debt Securities so to be redeemed shall become due and payable at the Redemption Price, on the Redemption Date specified in such notice, at any of the places where the principal of such Debt Securities is expressed to be payable in the same manner and with the same effect as if the Redemption Date were the Stated Maturity of the Debt Securities; and on the date so designated (unless the Company shall make default in making the deposit required by this Section 6.3) interest on the Debt Securities so designated for redemption (or, in the case of a partial redemption, on the portion thereof to be redeemed) shall cease to accrue and, upon surrender for payment of any Debt Securities specified in such notice, such Debt Securities (or such specified portions) shall be paid by the Company at the Redemption Price. The Company shall deposit with the Trustee on or before each Redemption Date an amount sufficient to redeem all Debt Securities which the Company has elected to redeem on such date. Promptly upon the making of such deposit and after notice of redemption has been duly given as provided herein, the Company shall file with the Trustee a Company Certificate and an Opinion of Counsel each stating that, in the opinion of the signers, all conditions precedent in connection with such redemption have been complied with.

Section 14.4 Surrender of Debt Securities for Cancellation: If the principal moneys due upon any Debt Security issued hereunder shall become payable by redemption or otherwise before its Stated Maturity, the Person presenting such Debt Security for payment must surrender the same for cancellation, but the Company shall nevertheless pay the interest accrued and unpaid thereon if the date fixed for payment is not an Interest Payment Date.

Section 14.5 Purchase of Debt Securities: The Company shall have the right to purchase, at any time, Debt Securities in the open market or by tender or by private contract at such price or prices and upon such terms and conditions as the Company in its absolute discretion may determine, subject, however, to any applicable law restricting the purchase of Debt Securities and to such restrictions or conditions, if any, as determined at the time of the issue of the Debt Securities and as shall have been expressed in the Debt Securities or the supplemental indenture authorizing or providing for their issue. Debt Securities so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.


                                  ARTICLE 15

                                   REMEDIES

Section 15.1  Event of Default:

(1) "Event of Default", wherever used herein, means with respect to any series of Debt Securities (provided, however, that the definition of Event of Default in respect of a particular series of Debt

Securities may be amended pursuant to an indenture supplemental hereto), any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon such series of Debt Securities when due and payable, and continuance of such default for a period of 30 days;

     (b) default in the payment of the principal of (or premium, if any, on) the Debt Securities of such series at Maturity;

     (c) default in the deposit of sinking fund or other payment (other than interest) required pursuant to the terms of such series when due;

     (d) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 7.1), and continuance of such default or breach for a period of 60 days after there has been given, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of 25% or more in aggregate principal amount of the outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

     (e) a default or defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall have resulted in such Indebtedness, in an aggregate principal amount exceeding U.S.$60,000,000, individually or in the aggregate, having been declared due and payable prior to such date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such Indebtedness, within a period of 30 days after there shall have been given, by registered mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holder or Holders of at least 25% in aggregate principal amount of the Debt Securities of such series a written notice specifying such default and requiring the Company and the Guarantor to cause such Indebtedness to be discharged, cause to be deposited in trust a sum sufficient to discharge in full such Indebtedness, or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that the Trustee shall not be deemed to have knowledge of such default unless either (A) the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the Guarantor, from the holder of any such Indebtedness or from any trustee under any such mortgage, indenture or other instrument;

     (f) the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Canadian or United States federal, provincial or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Canadian or United States federal, provincial or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property (including without limitation any such proceeding under the Companies' Creditors Arrangement Act (Canada)), or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

     (g) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Canadian or United States federal, provincial or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Canadian or United States federal, provincial or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Canadian or United States federal, provincial or state law, or the consent by it to the filing of any such petition or to the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property (including without limitation the Companies' Creditors Arrangement Act (Canada)), or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

     (h) if a custodian, a receiver or a receiver and manager is appointed for the Company or the Guarantor or an encumbrancer takes possession of the property of the Company or the Guarantor or any part which is, in the opinion of Counsel, a substantial part thereof and continues to be in possession thereof for a period of 60 days.

(2) The Guarantor shall provide notice to the Trustee forthwith upon any Indebtedness being declared due and payable in circumstances that, after notice and lapse of time, would give rise to the Event of Default referred to in paragraph 7.1(1)(e). The Company shall provide notice to the Trustee forthwith upon any Indebtedness of the Company (or of any Restricted Subsidiary which is a Subsidiary of the Company) being declared due and payable in circumstances that, after notice and lapse of time, would give rise to the Event of Default referred to in paragraph 7.1(1)(e). The Trustee shall provide the notice referred to in paragraph 7.1(1)(e) forthwith after receiving any notice from the Guarantor or the Company which is given under this Subsection 7.1(2).

Section 15.2  Acceleration of Maturity; Rescission and Annulment:

(1) If an Event of Default occurs in respect of a particular series of Debt Securities and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Debt Securities outstanding of such series may declare the principal of (and premium, if any, payable in respect of such series of Debt Securities) and interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal (and such premium, if any), and interest shall become immediately due and payable.

(2) At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of more than 50% in principal amount of the Debt Securities of such series outstanding, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all overdue instalments of interest, if any, on all Debt Securities of such series,

          (ii the principal of (and premium, if any, payable in respect of) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or the respective rates borne by the Debt Securities of such series,

          (iii) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest, if any, at the rate or the respective rates borne by the Debt Securities of such series, and

          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default, other than the non-payment of the principal of the Debt Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 7.13;

but no such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 15.3  Collection of Indebtedness and Suits for Enforcement by Trustee:

(1)  If:

     (a) default is made in the payment of any instalment of interest on any Debt Securities of a particular series or in the payment or satisfaction of any sinking fund obligation when such interest or sinking fund obligation, as the case may be, becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of (or premium, if any, payable in respect of) any Debt Securities of a particular series at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities, the whole amount then due and payable, whether on a declaration pursuant to Section 7.2 or otherwise, on such Debt Securities for principal (and premium, if any, payable in respect of any such Debt Securities) and interest, with interest on the overdue principal (and premium, if any, payable in respect of any such Debt Securities) and, to the extent that payment of such interest is permitted by applicable law, upon overdue interest, at the rate or respective rates borne by the Debt Securities, and, in addition thereto, such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel.

(2) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee deems most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 15.4 Trustee May File Proof of Claim: If proceedings for the receivership, insolvency, liquidation, bankruptcy, winding-up, re-organization, arrangement, adjustment or composition of the Company or the Guarantor under any applicable law are pending, or if a receiver, or a receiver and manager, or trustee has been appointed for the property of the Company or the Guarantor, or in case of any other judicial proceedings relating to the Company or the Guarantor, its creditors or its property, the Trustee (regardless whether the principal of the Debt Securities is then due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee has made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of principal (and premium, if any, payable in respect of any Debt Securities), and interest owing and unpaid in respect of the Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel) and of the Holders allowed in such judicial proceeding; and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, receiver and manager, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel, and any other amounts due to the Trustee under Section 3.3. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 15.5  Trustee May Enforce Claims Without Possession of Debt Securities:
All rights of action and claims under this Indenture or the Debt Securities or Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel, be for the ratable benefit of the Holders in respect of which such judgement has been recovered.

Section 15.6 Application of Moneys Collected: Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium payable in respect of any Debt Securities, if any) or interest, upon presentation of the Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:    To the payment of all amounts due to the Trustee under Section
               3.3;

     SECOND: Subject to the provisions of Subsection 3.1(e) and as hereinafter in this Section provided, to the payment of the principal of all of the Debt Securities, and thereafter to the payment of the premium (if any) on the Debt Securities and lastly to the payment of accrued and unpaid interest and interest on overdue interest and premium (if any) on the Debt Securities (or, if the Holders by Extraordinary Resolution have directed payments in any other order of priority among principal, premium (if any) or interest or without priority as among principal, premium (if any) or interest, then such moneys shall be applied in accordance to such direction); but no payments shall be made pursuant to this Section 7.6 in respect of the principal, premium or interest of any Debt Security held, directly or indirectly, by or for the benefit of the Company or any Affiliate until after the payment in full of the principal, premium, if any, and interest of all Debt Securities which are not so held.

Section 15.7 Limitation on Suits: No Holder of any series of Debt Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, or a receiver and manager, or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee, the Company and the Guarantor of a continuing Event of Default in respect of a particular series of Debt Securities;

     (b) the Holders of not less than 25% in principal amount of the outstanding Debt Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 30 day period by the Holders of a majority in principal amount of the outstanding Debt Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 15.8  Unconditional Right of Holders to Receive Principal, Premium and
Interest: Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, payable in respect of any Debt Security) and interest on such Debt Security on the respective Stated Maturities expressed in such Debt Security (or, in the case of redemption, on a Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 15.9 Restoration of Rights and Remedies: If the Trustee or any Holder has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 15.10 Rights and Remedies Cumulative: No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 15.11 Delay or Omission not Waiver: No delay or omission of the Trustee or any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 15.12 Control by Holders: The Holders of Debt Securities of a particular series shall have the right to direct, by Extraordinary Resolution, the time, method and place of conducting any proceeding for any remedy in respect of such series available to the Trustee or exercising any trust or power conferred on the Trustee, but:

     (a) such direction shall not conflict with any rule of law or with this Indenture; and

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 15.13 Waiver of Past Defaults: The Holders of Debt Securities of a particular series may waive, by Extraordinary Resolution, any past default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 15.14 Undertaking for Costs: All parties to this Indenture agree, and each Holder of any Debt Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable counsel fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the outstanding Debt Securities of a particular series of Debt Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, payable in respect of any Debt Security) or interest on any Debt Security on or after the respective Stated Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

Section 15.15 Waiver of Stay or Extension of Laws: Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 15.16 Notice of Payment by Trustee: Not less than 21 days' notice shall be given by the Trustee of any payment to be made under this Article to the Holders. Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture upon which it is to be applied. After the day so fixed, unless payment has been duly demanded and have been refused, the Holders will be entitled to interest only on the balance (if any) of the principal moneys, premium (if any) payable in respect of any Debt Security, and interest due to them, respectively, on the Debt Securities, after deduction of the respective amounts payable in respect thereof on the day so fixed.

Section 15.17 Trustee May Demand Production of Debt Securities: The Trustee shall have the right at the time it makes any payment of principal, interest or premium required by this Article to demand of the Person claiming such payment the production of the actual Debt Security under which such Person claims such payment be made, and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement in any special case, upon such indemnity being given to it and to the Company as it shall deem sufficient.

Section 15.18 Trustee Appointed Attorney: Each of the Company and the Guarantor hereby irrevocably appoints the Trustee to be its attorney for and in the name and on behalf of it to execute any deeds, documents, transfers, conveyances, assignments, assurances and consents, and to do all things which it ought to execute and do hereunder and generally to use its name in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.


                                  ARTICLE 16

                                  THE TRUSTEE

Section 16.1  Indenture Legislation:

(1) The expression "Indenture Legislation" means the provisions, if any, of the Business Corporations Act (Alberta), the Business Corporations Act (Ontario), both as amended or reenacted, and any other statute of Canada or any province thereof, and of any regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Company.

(2) The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Indenture Legislation.

(3) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

Section 16.2 Standard of Care of Trustee: In the exercise of the rights, duties and obligations prescribed for or conferred on or vested in the Trustee by this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

Section 16.3 Trustee to Give Notice of Event of Default: Subject to Subsection 7.1(2), within 30 days after the Trustee becomes aware of the occurrence of an Event of Default in respect of a particular series of Debt Securities, the Trustee shall give notice thereof to the Holders in the manner provided in
Section 13.2, unless such Event of Default is no longer continuing at the time such notice is given or the Trustee in good faith determines that the withholding of such notice is in the best interests of the Holders of such series of Debt Securities and so advises the Company in writing.

Section 16.4 Trustee Not Ordinarily Bound: Except as otherwise specifically provided herein, the Trustee shall not, subject to the provisions of Indenture Legislation, be bound to give notice to any person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Company of any of the obligations herein imposed upon the Company or of the covenants on the part of the Company herein contained, nor in any way to supervise or interfere with the conduct of the Company's business, unless the Trustee shall have been required to do so in writing by the Holders of not less than 25% of the aggregate principal amount of the Debt Securities then outstanding or by an Extraordinary Resolution of the Holders passed in accordance with the provisions contained in Article 9 and then only after it shall have been indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

Section 16.5  Conditions Precedent to Trustee's Ob1igations to Act Hereunder:

(1) Except as provided in Subsection 7.1(2) and Sections 8.3 and 8.15, the Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it has been required so to do under the terms hereof and provided with such evidence of compliance with every covenant, condition or other requirement specified herein, to be furnished to the Trustee in connection with such notice, act, action or proceeding or in connection with the exercise of its rights and duties hereunder and such other evidence of compliance with the provisions of this Indenture as the Trustee may reasonably require; nor shall the Trustee be required to take notice of any default hereunder, other than payment of any moneys required by any provision hereof to be paid to it, unless and until notified in writing of such default, which notice shall distinctly specify the relevant default and, in the absence of any such notice, the Trustee may for all purposes of this Indenture conclusively assume that the Company is not in default hereunder and that no default has been made with respect to the payment of principal, premium, interest or sinking fund payment on or for the Debt Securities or in the observance or performance of any of the covenants, agreements or conditions contained herein. Any such notice or requisition shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default or take action without any such requisition.

(2) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Holders hereunder shall be conditional upon the Holders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges, and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(3) The Trustee will disburse monies according to this Indenture only to the extent that monies have been deposited with it. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(4) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Holders at whose instance it is acting to deposit with the Trustee the Debt Securities held by them, for which Debt Securities the Trustee shall issue receipts.

Section 16.6  Delegation; Experts and Advisers:

(1) The Trustee may delegate to any Person the performance of any of the trusts and powers vested in it by this Indenture and any such delegation may be made upon such terms and conditions and subject to such regulations, not including however any power to sub-delegate, as the Trustee may think to be in the interests of the Holders.

(2) The Trustee may employ or retain such Counsel, auditors, accountants, appraisers or other experts or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of determining and discharging its duties hereunder.

(3) The Trustee may pay reasonable remuneration for all services performed for it in the discharge of the trusts hereof by any such agent or attorney, or expert or adviser, without taxation for costs or fees of any Counsel, solicitor or attorney, such remuneration to be repaid to the Trustee by the Company in accordance with Section 3.3.

(4) The Trustee may act and rely on the opinion or advice of or information obtained from any Counsel, auditors, accountants, appraisers or other experts or advisers.

Section 16.7  Documents, Money Etc. Held by Trustee:

(1) Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

(2) The Trustee shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any security deposited with it.

(3) Any monies held by the Trustee subject to the trusts hereof, pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank at the rate of interest, if any, then current on similar deposits or, at the direction of the Company, may be (i) deposited in the deposit department of the Trustee or any other Canadian chartered bank or loan or trust company authorized to accept deposits under the laws of Canada or any province thereof, or (ii) invested and reinvested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Canadian chartered bank or loan or trust company.

Section 16.8 Action by Trustee to Protect Interests: The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Holders.

Section 16.9  Trustee Not Required to Give Security or Ensure Use of Proceeds:

(1) The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

(2) The Trustee shall not be responsible for ensuring that the proceeds of any issuance of Debt Securities are used in the manner contemplated by the prospectus or other document pursuant to which such Debt Securities were offered to the purchasers thereof.

Section 16.10 Payments by Trustee: The forwarding of a cheque by the Trustee will satisfy and discharge the liability of any amounts due to the extent of the sum or sums represented thereby (plus the amount of any tax deducted or withheld as required by law) unless such cheque is not honoured on presentation; provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Trustee, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque.

Section 16.11 Financial Statements: Upon receipt of financial statements required to be delivered to the Trustee, the Trustee shall, while such statements are current, maintain custody of same and make same available for inspection by Holders on their reasonable request. No obligation shall rest with the Trustee to analyze such statements, or evaluate the performance of the Company or the Guarantor as indicated therein, in any manner whatsoever.

Section 16.12  Trustee Has No Conflict of Interest:

(1) The Trustee represents to the Company that at the time of the execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder; but if, notwithstanding the foregoing, such a material conflict of interest exists at the time of the execution and delivery of this Indenture, the validity and enforceability of this Indenture and the Debt Securities issued hereunder shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists. If, after the time of the execution and delivery of this Indenture, the Trustee ascertains that, notwithstanding the foregoing, a material conflict of interest existed at such time, or that a material conflict of interest has arisen subsequently to the appointment of the Trustee, the Trustee shall, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 8.15.

(2) Subject always to the provisions of Subsection 8.12(1), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any Affiliate without being liable to account for any profit made thereby.

Section 16.13  Protection of the Trustee:

(1) In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, act and rely upon the truth of the statements and the accuracy of the opinions expressed in the evidence of compliance furnished in accordance with Section 1.2, 3.1 and 5.1 pursuant to any covenant, condition or other requirement of this Indenture, or required by the Trustee to be furnished to it in the exercise of its rights and duties under this Indenture where the Trustee examines the evidence of compliance furnished to it in order to determine whether such evidence indicates compliance with the applicable requirements of this Indenture.

(2) The Trustee shall have the right to consult with and obtain advice from Counsel, in the event of any questions as to any of the provisions hereof or its duties hereunder and it shall incur no liability and it shall be fully protected if it in good faith acts or refrains from acting, in either case in accordance with any opinion or instruction of such Counsel. The cost of such services shall be repaid to the Trustee by the Company in accordance with Section 3.3.

Section 16.14 Indemnification of the Trustee: The Company and the Guarantor, jointly and severally, shall at all times indemnify and save harmless the Trustee and its officers, directors, employees and agents from and against any and all liabilities, losses, costs, including legal costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Indenture, save only in the event of negligence or wilful misconduct of the Trustee. It is understood and agreed that this indemnification shall survive the termination or the discharge of this Indenture or the resignation of the Trustee.

Section 16.15 Replacement of the Trustee: The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company 60 days notice in writing or such shorter notice as the Company may accept as sufficient. The Holders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall promptly appoint a new Trustee unless a new Trustee has already been appointed by the Holders; failing such appointment by the Company, the retiring Trustee or any Holder may apply to a Judge of the Ontario Court of Justice at the Company's expense, on such notice as such Judge may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Holders. Any new Trustee appointed under any provision of this Section 8.15 shall be a Corporation authorized to carry on the business of a trust company in the Province of Ontario and shall have a combined capital and surplus of at least $10,000,000, according to its most recent published financial statements, prepared in accordance with accounting principles generally accepted in Canada. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee, without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the Opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new Trustee.

Section 16.16  Acceptance of Trust:

(1) The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions hereinbefore set forth.

(2) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom to which the Trustee shall be a party, or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under Section 8.15.


                                  ARTICLE 17

                              MEETINGS OF HOLDERS

Section 17.1 Right to Convene Meetings: The Trustee may at any time from time to time, and shall on receipt of a Company Request or a written request signed by the Holders of not less than 25 % in principal amount of the Debt Securities then outstanding and upon being funded and indemnified to its reasonable satisfaction by the Company or by the Holders, as the case may be, signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Holders. In the event of the Trustee failing within 30 days after receipt of any such request and such indemnity to give notice convening a meeting, the Company or such Holders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved or determined by the Trustee.

Section 17.2 Notice of Meetings: At least 30 days' notice of any meeting shall be given to the Holders in the manner provided in Section 13.2 and a copy thereof shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee), to the Company (unless the meeting has been called by the Company) and to the Guarantor. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

Section 17.3 Chair: Some Person, who need not be a Holder, nominated in writing by the Trustee shall be chair of the meeting and if no Person is so nominated, or if the Person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Holders present in person or by proxy shall choose some Person present to be chair.

Section 17.4 Quorum: Subject to the provisions of Section 9.12, at any meeting of the Holders a quorum shall consist of Holders present in person or by proxy and representing at least 25% in principal amount of the outstanding Debt Securities. If a quorum of the Holders is not present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Holders or pursuant to a request of the Holders, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the time and place designated by the chair of the meeting and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Debt Securities.

Section 17.5 Power to Adjourn: The chair of any meeting at which a quorum of the Holders is present may, with the consent of the Holders of a majority in principal amount of the Debt Securities represented thereat, adjourn any such meeting and no notice of such adjournment must be given except such notice, if any, as the meeting may prescribe.

Section 17.6 Show of Hands: Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

Section 17.7 Poll: On every Extraordinary Resolution, and on any other question submitted to a meeting, after a vote by show of hands, when demanded by the chair or by a Holder or a proxy for a Holder, a poll shall be taken in such manner and either at once or after an adjournment, as the chair shall direct. Questions other than Extraordinary Resolutions shall, if a poll is taken, be decided by the votes of the Holders of a majority in principal amount of the Debt Securities represented at the meeting and voted on the poll.

Section 17.8 Voting: On a show of hands every person who is present and entitled to vote, whether as a Holder or as proxy for one or more Holders or both, shall have one vote. On a poll each Holder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000 (or, if the Debt Securities are denominated in United States dollars, U.S.$1,000) principal amount of Debt Securities of which such Holder is then the Holder. A proxy need not be a Holder. In the case of joint Holders of a Debt Security, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them is present in person or by proxy, they shall vote together in respect of the Debt Securities of which they are joint Holders.

Section 17.9 Evidence of Ownership: The Company and the Trustee may treat the registered Holder of any Debt Security as the owner thereof without actual production of such Debt Security for the purpose of any request, requisition, direction, consent, instrument or other document as aforesaid.

Section 17.10 Company, Guarantor and Trustee May Be Represented: The Company, the Guarantor and the Trustee, by their respective employees, officers and directors, and the legal and other advisers of the Company, the Guarantor and the Trustee may attend any meeting of the Holders, but shall have no vote as such.

Section 17.11 Powers Exercisable by Extraordinary Resolution: In addition to the powers conferred upon them by Section 7.12 or any other provisions of this Indenture or by law, a meeting of the Holders shall have the following powers, subject to Section 12.2, exercisable from time to time by Extraordinary
Resolution:

     (a) power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Holders generally and/or the Trustee against the Company and/or the Guarantor, whether such rights arise under this Indenture or the Debt Securities or otherwise;

     (b) power to assent to any modification of or change in or addition to or omission from the provisions contained in this Indenture which shall be agreed to by the Company and the Guarantor and to authorize the Trustee to concur in and execute any indenture supplemental hereto embodying any such modification, change, addition or omission;

     (c) power to sanction any scheme for the reconstruction or reorganization of the Company or the Guarantor or for the consolidation, amalgamation or merger of the Company or the Guarantor with any other Corporation or for the sale, lease, transfer or other disposition of the undertaking, property and assets of the Company or the Guarantor or any part thereof, but no such sanction is necessary in respect of any such transaction if the provisions of Section 11.1 or 11.3, as the case may be, have been complied with;

     (d) power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Debt Securities in any manner specified in any such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

     (e) power to waive and direct the Trustee to waive any default hereunder and/or to cancel any declaration made by the Trustee pursuant to
          Section 7.2 either unconditionally or upon any condition specified in such Extraordinary Resolution;

     (f) power to restrain any Holder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal of or interest (or premium, if any) on the Debt Securities, or for the execution of any trust or power hereunder;

     (g) power to direct any Holder who, as such, has brought any action, suit or proceeding, to stay or discontinue or otherwise deal with the same upon payment, if the taking of such suit, action or proceeding has been permitted by Section 7.7, of the costs, charges and expenses reasonably and properly incurred by such Holder in connection therewith;

     (h) power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company or the Guarantor;

     (i) power to commence, carry on and settle any action against the Trustee in respect of the performance of its duties hereunder;

     (j) power to appoint a committee with power and authority (subject to such limitation, if any, as may be prescribed in such Extraordinary Resolution) to exercise, and to direct the Trustee to exercise, on behalf of the Holders, such of the powers of the Holders as are exercisable by Extraordinary Resolution or other resolution as shall be included in the resolution appointing the committee. The Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee and the Trustee. Such committee shall consist of such number of Persons as shall be prescribed in the resolution appointing it and the members need not be themselves Holders. Every such committee may elect its chair and may make regulations respecting its quorum, the calling of its meeting, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Holders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

     (k) power to remove the Trustee from office and to appoint a new Trustee or Trustees in accordance with Section 8.15; and

     (l) power to amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Holders or by any committee appointed pursuant to this Indenture.

Section 17.12  "Extraordinary Resolution" at Adjourned Meeting:

(1) If, at any meeting of Holders convened for the purpose of voting upon an Extraordinary Resolution, the Holders of more than 50% in principal amount of the Debt Securities outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Holders, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chair. Not less than 10 days' notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 13.2. Such notice shall state that at the adjourned meeting the Holders present in person or by proxy shall form a quorum but it shall not be necessary to set out the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Holders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the Holders of in excess of 50% in principal amount of the Debt Securities then outstanding are not present in person or by proxy at such adjourned meeting.

(2) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution is necessary.

Section 17.13 Powers Cumulative: It is hereby declared and agreed that any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Holders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Holders to exercise the same or any other such power or powers or combination of powers thereafter from time to time.

Section 17.14 Minutes: Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Company, and any such minutes as aforesaid, if signed by the chair of the meeting at which such resolutions were passed or proceedings had, or by the chair of the next succeeding meeting of the Holders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings had to have been duly passed and had.

Section 17.15 Instruments in Writing: All actions that may be taken and all powers that may be exercised by the Holders under this Indenture at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the Holders of not less than 66 2/3% of the principal amount of all the outstanding Debt Securities, by an instrument in writing signed in one or more counterparts and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.

Section 17.16  Serial Meetings:

(1) If any business to be transacted at a meeting of Holders or any action to be taken or power to be exercised by instrument in writing under Section 9.15 especially affects the rights of the Holders of Debt Securities of one or more series in a manner or to an extent substantially different from that in or to which it affects the rights of Holders of Debt Securities of any other series (as to which an Opinion of Counsel shall be binding on all Holders, the Trustee, the Company and the Guarantor for all purposes hereof) then:

     (a) reference to such fact, indicating each series so especially affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a "serial meeting"; and

     (b) the Holders of a series so especially affected shall not be bound by any action taken at a serial meeting or by instrument in writing under
          Section 9.15 unless in addition to compliance with the other provisions of this Article:

          (i)  at such serial meeting:

               (A) there are present in person or by proxy Holders of at least 25% (or for the purpose of passing an Extraordinary Resolution more than 50%) in principal amount of the outstanding Debt Securities of such series, subject to the provisions of this Article as to a quorum at adjourned meetings; and

               (B) the resolution is passed by the favourable votes of the Holders of more than 50% in principal amount of Debt Securities of such series voted on the resolution (or in the case of an Extraordinary Resolution not less than 66 2/3% of the principal amount of Debt Securities of such series voted on the resolution); or

          (ii) in the case of action taken or power exercised by instrument in writing under Section 9.15, such instrument is signed in one or more counterparts by the Holders of not less than 66 2/3% in principal amount of the outstanding Debt Securities of such series.

(2) If, in the Opinion of Counsel, any business to be transacted at any meeting of Holders, or any action to be taken or power to be exercised by instrument in writing under Section 9.15 does not affect the rights of the Holders of one or more series, the provisions of this Article shall apply as if the Debt Securities of such series were not outstanding and no notice of any such meeting need be given to the Holders of such series. Without limiting the generality of the foregoing, a proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as Debt Securities of a particular series are outstanding shall be deemed not to affect the rights of the Holders of any other series.

(3) A proposal (i) to extend the maturity of Debt Securities of any particular series or reduce the principal amount thereof or the rate of interest or redemption premium (if any) thereon, (ii) to modify or terminate any covenant or agreement which by its terms is effective only so long as Debt

Securities of a particular series are outstanding, or (iii) to reduce with respect to Holders of any particular series any percentage stated in Sections 1.1, 7.1, 7.2, 7.7, 9.4, 9.12 or 9.15 or in this Section 9.16 shall be deemed to especially affect the rights of the Holders of such series, in a manner substantially different from that in which it affects the rights of Holders of any other series, whether or not a similar extension, reduction, modification or termination is proposed with respect to Debt Securities of any or all other series.

Section 17.17  Binding Effect of Resolutions: Except as provided in Sections
12.2 and 9.16, every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 9 at a meeting of Holders shall be binding upon all the Holders, whether present at or absent from such meeting' and every instrument in writing signed by Holders in accordance with Section
9.15 shall be binding upon all the Holders, whether signatories thereto or not, and each and every Holder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

Section 17.18  Regulations:

(1) The Trustee or the Company with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall from time to time think fit providing for and governing:

     (i) the voting by proxy by Holders and the form of instrument appointing proxies where authorized under such regulations and the manner in which the same shall be executed, and for the production of the authority of any person signing on behalf of the giver of such proxy;

     (ii) the deposit of instruments appointing proxies at such place as the Trustee, the Company or the Holders convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

     (iii) the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled, telegraphed or sent by telex or telecopier before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

(2) Any regulations made pursuant to this Section 9.18 shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Debt

Securities, or as entitled to vote or be present at the meeting in respect thereof, shall be Holders and Persons whom Holders have by instrument in writing duly appointed as their proxies.


                                  ARTICLE 18

                          SATISFACTION AND DISCHARGE

Section 18.1 Cancellation and Destruction:Promptly after payment thereof, all Debt Securities shall be delivered to the Trustee and cancelled by it. If required by the Company in writing, the Trustee shall furnish to the Company a destruction certificate setting out the designating numbers and denominations of the Debt Securities so destroyed.

Section 18.2 Non-Presentation of Debt Securities: If the Holder of any Debt Security fails to present the same for payment on the date on which the principal thereof, the premium (if any) thereon and/or the interest thereon or represented thereby becomes payable either at Maturity or on redemption or otherwise or shall not accept payment on account thereof and given such receipt therefor, if any, as the Trustee may require:

     (a) the Company shall be entitled to pay to the Trustee and direct it to set aside; or

     (b) in respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Debt Securities, the Company shall be entitled to direct the Trustee to set aside;

the principal moneys and the premium (if any) and/or the interest, as the case may be, in trust to be paid to the Holder of such Debt Security upon due presentation or surrender thereof in accordance with the provisions of this Indenture; and upon such setting aside the principal moneys and premium (if any) and/or the interest payable on or represented by each Debt Security in respect of which such moneys have been set aside shall be deemed to have been paid and the Holder thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside by the Trustee upon due presentation and surrender thereof, subject always to the provisions of Section 10.3.

Section 18.3  Repayment of Unclaimed Moneys: Any moneys set aside under Section
10.2 and not claimed by and paid to Holders of Debt Securities as provided in
Section 10.2 within six years after the date of such setting aside shall be repaid to the Company by the Trustee on demand by the Company and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the Holders of the Debt Security in respect of which such moneys were so repaid to the Company shall have no rights in respect thereof except to obtain payment of the moneys due thereon from the Company.

Section 18.4 Discharge: Upon proof being given to the reasonable satisfaction of the Trustee that all the Debt Securities and the premium (if any) thereon and interest (including interest on amounts in default) thereon and other moneys hereby secured have been paid or satisfied, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to this Indenture and all interest thereon and the remuneration of the Trustee, or upon provisions satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Company, execute and deliver to the Company and the Guarantor such deeds or other instruments as shall be necessary or appropriate to evidence the satisfaction and discharge from the trusts and provisions herein contained and to release each of the Company and the Guarantor from its covenants herein contained except those relating to the indemnification of the Trustee.

Section 18.5 Protection of Purchasers: No purchaser from the Company or its successors and assigns shall be obliged to inquire into the necessity, expediency, authority or regularity of or for such deeds or other instruments or release or reconveyance or the application of any moneys or securities provided or set aside for the payment of any outstanding Debt Securities or interest thereon.

Section 18.6 Defeasance: If, at any time after the date hereof, the Company shall: (a) deposit with the Trustee, in trust for the sole benefit of the holders of the Debt Securities of a series pursuant to the terms of an irrevocable trust agreement in form and substance satisfactory to Counsel to the Trustee, (i) funds in Canadian dollars as will, and/or (ii) direct unconditional obligations of the Government of Canada denominated in Canadian dollars as will, or will together with the income thereon without consideration of any reinvestment thereof, be sufficient, in the opinion of an independent chartered accountant (which may include the Company's Auditors or the Guarantor's Auditors) acceptable to the Trustee, to pay all sums due for the principal of, premium, if any, and interest, if any, on the Debt Securities of such series and for the payment of any taxes arising with respect to such deposited funds, obligations and/or other securities, as the same shall become due from time to time; and (b) pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, this Indenture shall cease to be of further effect with respect to such Debt Securities (except as to (A) rights of registration of transfer, substitution and exchange of such Debt Securities, (B) rights of Holders to receive payments of the principal of, premium, if any, and interest, if any, on such Debt Securities as they shall become due from time to time and other rights, duties and obligations of Holders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, and (C) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Debt Securities of the series in question shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by a Company Certificate, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction of this Indenture with respect to such Debt Securities.


                                  ARTICLE 19

                      CONSOLIDATION, AMALGAMATION, MERGER,
                 CONVEYANCE OR TRANSFER OF COMPANY OR GUARANTOR

Section 19.1 The Company May Consolidate on Certain Terms: The Company shall not amalgamate with, enter into a reorganization or reconstruction involving, consolidate with or merge into any other Corporation or sell, transfer, or otherwise dispose of its properties and assets substantially as an entirety to any Person, unless:

     (a) the Corporation formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by sale, transfer or otherwise the properties and assets of the Company substantially as an entirety shall be a Corporation organized and existing under the laws of Canada or one of its provinces or the United States of America or one of its states, and shall expressly assume, by an indenture supplemental hereto in form satisfactory to Counsel, executed and delivered to the Trustee, prior to or contemporaneously with the consummation of such transaction, the due and punctual payment of the principal of and premium (if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

     (c) if, as a result of any such amalgamation, reorganization, reconstruction, consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Debt Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

     (d) the Company has delivered to the Trustee a Company Certificate and an Opinion of Counsel each stating that such consolidation, amalgamation, merger, sale, or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Nothing contained in this Indenture or in any of the Debt Securities shall prevent the Company from acquiring all or any part of the property of any other Corporation (whether or not affiliated with the Company).

Section 19.2 Successor Corporation Substituted: Upon any consolidation, amalgamation, or merger, or any sale or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 11.1, the successor Corporation formed by such consolidation or amalgamation or into which the Company is merged or to which such sale or transfer is made shall succeed to, and be substituted for and may exercise every right and power of and shall be subject to all the obligations of, the Company under this Indenture and the Debt Securities with the same effect as if such successor Corporation had been named as the Company herein and in the Debt Securities. The Company shall thereupon be relieved of any further obligation hereunder and under the Debt Securities; the Company, as the predecessor Corporation, may thereupon or at any time thereafter be dissolved, wound up or liquidated; and such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.

Section 19.3 The Guarantor May Consolidate on Certain Terms: The Guarantor shall not consolidate with or merge into any other Corporation or sell, transfer, or otherwise dispose of its properties and assets substantially as an entirety to any Person, unless:

     (a) the Corporation formed by such consolidation or into which the Guarantor is merged or the Person which acquires by sale, transfer or otherwise the properties and assets of the Guarantor substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America or one of its states, and shall expressly assume, by an indenture supplemental hereto in form satisfactory to Counsel, executed and delivered to the Trustee prior to or contemporaneously with the consummation of such transaction, the obligations of the Guarantor hereunder and under the Guarantees;

     (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

     (c) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Guarantor or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Debt Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

     (d) the Guarantor has delivered to the Trustee a Guarantor Certificate and an Opinion of Counsel stating that such consolidation, merger, sale, or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Nothing contained in this Indenture or in any of the Debt Securities or Guarantees shall prevent the Guarantor from acquiring all or any part of the property of any other Corporation (whether or not affiliated with the Guarantor).

Section 19.4 Successor Corporation Substituted: Upon any consolidation or merger, or any sale, lease or transfer of the properties and assets of the Guarantor substantially as an entirety in accordance with Section 11.3, the successor Corporation formed by such consolidation or into which the Guarantor is merged or to which such sale, lease or transfer is made shall succeed to, and be substituted for and may exercise every right and power of and be subject to all the obligations of, the Guarantor under this Indenture and the Guarantees with the same effect as if such successor Corporation had been named as the Guarantor herein and in the Guarantees. The Guarantor shall thereupon be relieved of any further obligation or liability hereunder and under the Guarantees; and the Guarantor, as the predecessor Corporation, may thereupon or at any time thereafter be dissolved, wound up or liquidated; and such changes in phraseology and form (but not in substance) may be made in the Guarantees endorsed on the Debt Securities thereafter to be issued as may be appropriate.


                                  ARTICLE 20

                            SUPPLEMENTAL INDENTURES

Section 20.1 Supplemental Indentures Without Consent of Holders: Without the consent of any Holder, the Company and the Guarantor, when authorized by Board Resolutions of the Company and the Guarantor, respectively, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to authorize and set out or provide for the terms and provisions of any Debt Securities and the Guarantees to be endorsed thereon; or

     (b) to evidence the succession of another Corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debt Securities contained in accordance with the provisions of this Indenture; or

     (c) to evidence the succession of another Corporation to the Guarantor and the assumption by any such successor of the covenants of the Guarantor herein and in the Guarantees contained in accordance with the provisions of this Indenture; or

     (d) to add to the covenants of the Company or the Guarantor, for the benefit of the Holders, and/or to provide for Events of Default in addition to those herein specified, or to surrender any right or power herein conferred upon the Company; or

     (e) to make any changes or corrections in this Indenture which, according to the advice of Counsel, are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omission or mistake or manifest error contained herein or in any deed or indenture supplemental or ancillary hereto, but only if, in the opinion of the Trustee, the rights of the Trustee and of the Holders are in no way prejudiced thereby; or

     (f) to make such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debt Securities which do not affect the substance thereof and which, in the opinion of the Trustee, relying in part on the advice of Counsel, it may be expedient to make, but only if the Trustee is of the opinion, relying in part on the advice of Counsel, that such provisions and modifications will not be prejudicial to the interests of the Holders; or

     (g) to make such provisions as may be necessary or desirable for the purpose of incorporating, reflecting or complying with applicable legislation including, without limiting the generality of the foregoing, such modifications or additions to or deletions from this Indenture as shall be necessary to effect the qualification of this Indenture under the United States Trust Indenture Act of 1939, as the same may from time to time be amended or re-enacted, (the "Trust Indenture Act"), and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act and as may be necessary to have a trustee (which shall be a Corporation organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers) accept an appointment as Trustee under this Indenture.

Section 20.2 Supplemental Indentures With Consent of Holders: Upon delivery of an Extraordinary Resolution to the Company and the Trustee, the Company and the Guarantor, when authorized by Board Resolutions of the Company and the Guarantor, respectively, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debt Securities under this Indenture as provided for in such Extraordinary Resolution; but no such supplemental indenture shall, without the consent of the Holder of each outstanding Debt Security, release the Guarantor from its obligations under
Section 4.1 of the Guarantees. It shall not be necessary for any Extraordinary Resolution under this Section 12.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if the substance thereof is approved.

Section 20.3 Execution of Supplemental Indentures: In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is a valid and binding obligation of the Company and the Guarantor in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 20.4 Effect of Supplemental Indentures: Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter certified and delivered hereunder shall be bound thereby.


                                  ARTICLE 21

                                    NOTICES

Section 21.1 Notice to Company: Any notice to the Company under the provisions of this Indenture shall be valid and effective if delivered personally to an officer (other than an Assistant Vice-President) of the Company or if delivered by facsimile, courier or registered letter (postage prepaid), addressed to the Company c/o Case Corporation, Law Department, 700 State Street, Racine Wisconsin, 53404, U.S.A., to the attention of Ms. Dawn Beck, fax: (414) 636-7188. A copy of any such notice shall also be given to the Guarantor in the manner provided in Section 13.4. Notice delivered by facsimile or courier shall be deemed to have been effectively given when such notice should have reached the addressee in the ordinary course. Notice by mail shall be deemed to have been effectively given on the fourth Business Day following the date of mailing thereof. The Company may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Company for all purposes of this Indenture.

Section 21.2 Notice to Holders: All notices to be given hereunder with respect to the Debt Securities shall be deemed to be validly given to the Holders if sent by mail (postage prepaid) by letter or circular addressed to such Holders at their post office addresses appearing in the registers hereinbefore mentioned. Any notice so given by mail shall be deemed to have been given on the day of mailing. Accidental error or omission in giving notice or accidental failure to mail notice to any Holder shall not invalidate any action or proceeding founded thereon. All notices with respect to any Debt Security may be given to whichever one of the Holders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all Holders of and/or persons interested in such Debt Security.

Section 21.3 Notice to Trustee: Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered personally to an officer of the Trustee or if delivered by facsimile, courier or registered letter (postage prepaid), addressed to the Trustee at Montreal Trust Company of Canada, 151 Front Street West, Suite 605, Toronto, Ontario M5J 2N1, to the attention of the Manager, Corporate Trust Services, fax: (416) 981-9777. Notice delivered by facsimile or courier shall be deemed to have been effectively given when such notice should have reached the addressee in the ordinary course. Notice by mail shall be deemed to have been effectively given on the fourth Business Day following the date of mailing thereof. The Trustee may from time to time notify the Company, the Guarantor and the Holders in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Trustee for all purposes of this Indenture.

Section 21.4 Notice to the Guarantor: Any notice to the Guarantor under the provisions of this Indenture shall be valid and effective if delivered personally to an officer of the Guarantor or if given by facsimile, courier or registered letter (postage prepaid), addressed to the Guarantor c/o Case Corporation, Law Department, 700 State Street, Racine, Wisconsin 53404, U.S.A., to the attention of Ms. Dawn Beck, fax: (414) 636-7188. A copy of any such notice shall also be given to the Company in the manner provided in Section
13.1. Notice delivered by facsimile or courier shall be deemed to have been effectively given when such notice should have reached the addressee in the ordinary course. Notice by mail shall be deemed to have been effectively given on the fourth Business Day following the date of mailing thereof. The Guarantor may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Guarantor for all purposes of this Indenture.

Section 21.5 Mail Service Interruption: If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee is required or elects to give any notice to Holders hereunder, the Trustee shall, despite the provisions hereof, give such notice by means of publication in The Globe & Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in Quebec, once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Trustee, the Company or the Guarantor would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally or by facsimile or courier in accordance with Sections 13.1, 13.3 or 13.4, as the case may be.

                                  ARTICLE 22

                                   EXECUTION

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    CASE CREDIT LTD.


                                    By:____________________________


                                    CASE CREDIT CORPORATION


                                    By:____________________________


                                    MONTREAL TRUST COMPANY OF CANADA


                                    By:____________________________


                                    By:____________________________

                                   SCHEDULE I
                              (FORM OF GUARANTEE)

                      GUARANTEE OF CASE CREDIT CORPORATION

          FOR VALUE RECEIVED, CASE CREDIT CORPORATION (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Note upon which this guarantee is endorsed (the "Indenture")), a corporation duly organized and existing under the laws of the State of Delaware, hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed (the "Note") the due and punctual payment of the principal of, premium (if any) and interest on the Note, when and as the same shall become due and payable after any applicable grace period, whether at their respective due dates, on redemption or on a declaration or otherwise, in accordance with the terms of the Note and of the Indenture (the "Obligations"); provided, however, that payment of interest on overdue instalments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by Case Credit Ltd. (the "Company") in the payment of any such principal, premium or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period. The Guarantor hereby agrees that its obligations hereunder and under the Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of the Note or the Indenture as regards the Company (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Company or any action to enforce the same or any circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to the Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium (if any) and interest on the Note.

          The obligation of the Guarantor under this Guarantee shall be a continuing obligation, shall cover all the Obligations, and shall apply to and secure any ultimate balance due or remaining unpaid to the Holder of the Note.

          In addition to the guarantee contained in this Guarantee and the Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holder of the Note harmless against all costs, losses, expenses and damages it may suffer as a result of the Company's default in performance of any of the Obligations.

          The Guarantor shall not be or become liable under this Guarantee to make any payment of principal, premium or interest in respect of which the Company shall be in default if the default of the Company in respect of which the Guarantor would otherwise be or become liable under this Guarantee shall have been waived or directed to be waived pursuant to the provisions in that behalf contained in the Indenture, but no waiver or consent of any kind whatsoever shall release, alter or impair the unconditional obligation of the Guarantor hereunder after giving effect to such waiver or consent.

          The Guarantor shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Notes issued under the Indenture shall have been paid in full or duly provided for.

          No remedy for the enforcement of the rights of the Holder of the Note to receive payment of the principal of and/or premium and/or interest on the Note, under the Note, the Indenture and hereunder, shall be exclusive of or dependent on any other remedy.

          This Guarantee has been given in accordance with the terms of the Indenture and is subject to all applicable provisions thereof and the same shall be deemed to be incorporated herein.

          The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee to constitute the same a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in due and strict compliance with all applicable laws.

          This Guarantee shall be construed in accordance with and governed by the laws of the Province of Ontario.

          This Guarantee shall not be valid or become obligatory for any purpose until the Note shall have been certified by or on behalf of the Trustee under the Indenture.

          IN WITNESS WHEREOF, CASE CREDIT CORPORATION has caused this Guarantee to be signed in its corporate name by the facsimile signature of its President and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon, and the same to be attested by the facsimile signature of its Secretary.

          This Guarantee shall be deemed to be dated the Original Issue Date of the Note.

                                    CASE CREDIT CORPORATION


                                    By:_______________________________
                                          President                    c/s
Attest:____________________
       Secretary

                                CASE CREDIT LTD.


                                      and


                            CASE CREDIT CORPORATION
                                  as Guarantor


                                      and


                        MONTREAL TRUST COMPANY OF CANADA
                                   as Trustee





                          FIRST SUPPLEMENTAL INDENTURE




              Providing for Issuance of Series A Medium-Term Notes

                         Dated as of November 10, 1998

                               TABLE OF CONTENTS

                                                                        PAGE NO.
ARTICLE 1

     INTERPRETATION........................................................... 2
     Section 1.1  Part of Original Indenture.................................. 2
     Section 1.2  Definitions................................................. 3

ARTICLE 2

     SERIES A MEDIUM-TERM NOTES............................................... 7
     Section 2.1  Issue of Series A Notes:.................................... 7
     Section 2.2  Terms of Series A Notes..................................... 7
     Section 2.3  Form of Series A Notes...................................... 8
     Section 2.4  Certification and Delivery of Series A Notes................ 8
     Section 2.5  Interest on Series A Notes.................................. 9
     Section 2.6  Conversion................................................. 15
     Section 2.7  Amortizing Notes and Extendible Notes...................... 15
     Section 2.8  Rule 144A Notes............................................ 15
     Section 2.9  Special Transfer Provisions................................ 16

ARTICLE 3

     EXECUTION............................................................... 18
     Section 3.1  Acceptance of Trust........................................ 18
     Section 3.2  Counterparts............................................... 18

Schedule I:   Series A Medium-Term Note (Fixed Rate Note)
Schedule II:  Series A Medium-Term Note (Floating Rate Note)
Schedule III: Additional Provisions for Series A Notes transferred pursuant to
              Rule 144A
Schedule IV: Form of Certificate to be delivered on transfers pursuant to Regulation S

     THIS FIRST SUPPLEMENTAL INDENTURE made as of the 10th day of November, 1998.


B E T W E E N:

          CASE CREDIT LTD., a corporation existing under the laws of the Province of Alberta

          (the "Company")


          - and -


          CASE CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware

          (the "Guarantor")


          - and -


          MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada

          (the "Trustee")



WHEREAS:

(A) under an indenture made as of November 10, 1998 between the Company, the Guarantor and the Trustee (the "Original Indenture"), the creation and issue of Debt Securities from time to time without limitation as to the principal amount was provided for;

(B) the Company has duly authorized the creation and issue of Debt Securities, in the form of Series A Medium-Term Notes ("Series A Notes"), pursuant to the provisions of the Original Indenture, upon the terms set forth in this First Supplemental Indenture;

(C) the Guarantor has authorized the entering into of the Guarantee to be endorsed on the Series A Notes;

(D) all acts and things necessary have been done and performed to authorize the execution of this First Supplemental Indenture to make the same effective and binding upon the Company and the Guarantor and to make the Series A Notes, when certified by the Trustee and issued as provided in this First Supplemental Indenture, valid, binding and legal obligations of the Company with the benefits and subject to the terms of the Original Indenture as amended in this First Supplemental Indenture;

(E) all acts and things necessary have been done and performed to make the Guarantee to be endorsed on the Series A Notes, when executed by the Guarantor and endorsed on Series A Notes executed by the Company and certified by or on behalf of the Trustee as provided in this First Supplemental Indenture, valid, binding and legal obligations of the Guarantor with the benefits and subject to the terms of the Original Indenture as amended in this First Supplemental Indenture; and

(F) the foregoing recitals (A) to (E) and any statements of fact contained therein are and shall be deemed to be made by the Company and/or the Guarantor (as the case may be) and not the Trustee;

          NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:


                                   ARTICLE 1

                                 INTERPRETATION

Section 1.1 Part of Original Indenture: The Original Indenture is part of this First Supplemental Indenture and by this reference is incorporated herein with the same effect as though at length set forth herein; and in this First Supplemental Indenture, subject to Section 1.2 hereof and unless there is something in the subject matter or context inconsistent therewith, the expressions herein contained shall have the same meaning as corresponding expressions in the Original Indenture. The Holders of the Series A Notes shall be entitled to the same rights and benefits under the Original Indenture as any other Holder of Debt Securities, except as such rights and benefits are specifically supplemental or amended hereby.

Section 1.2 Definitions: For purposes of this First Supplemental Indenture and the Recitals hereof, except as otherwise expressly provided or unless the context otherwise provides:

     (a) The definitions of "Business Day", "Interest Payment Date" and "Stated Maturity" in Section 1.1 of the Original Indenture are replaced by the following definitions, respectively:

          "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in the city of Toronto, Ontario or Racine, Wisconsin; provided, however, that, if an Interest Rate Basis specified in a Floating Rate Note is LIBOR, such day is also a London Business Day.

          "Interest Payment Date" means any Stated Maturity on an instalment of interest on a Debt Security, which shall, in the case of a Floating Rate Note, be the date specified in paragraph 2.5(2)(g).

          "Stated Maturity", when used with respect to any Debt Security or any instalment of interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such instalment of interest is due and payable, which shall, in the case of a Floating Rate Note, be an Interest Reset Date.

     (b) The following additional words and phrases shall have the following meanings:

          "Addendum" means an addendum attached to and forming part of a Series A Note.

          "Amortizing Note" means a Series A Note with respect to which payments will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof.

          "Article", "Section", "Subsection" and "paragraph" followed by a number means and refers to the specified Article, Section, Subsection or paragraph of this First Supplemental Indenture unless otherwise expressly stated.

          "BA Rate", with respect to a Floating Rate Note, means the Interest Rate Basis calculated in accordance with paragraph 2.5(2)(k).

          "BA Rate Interest Determination Date", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(k).

          "Book Entry Notes" means Series A Notes issued in book-entry form and constituting beneficial interests in the Global Note.

          "Calculation Agent" means the Calculation Agent specified in a Floating Rate Note (or such successor thereto as is appointed by the Company) to make calculations relating to such note, and if no Calculation Agent is so specified, the Trustee.

          "Calculation Date", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(i).

          "Cdn. Prime Rate", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(n).

          "Cdn. Prime Rate Interest Determination Date", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(n).

          "Certificated Note" means a Series A Note issued in certificated form.

          "Day Count Convention" means the convention for counting days specified in a Series A Note for the purpose of computing interest payments for such note in accordance with Section 2.5.

          "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified in a Floating Rate Note as the method for calculating LIBOR, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or (b) if "LIBOR Telerate" is specified in a Floating Rate Note as the method for calculating LIBOR, or neither "LIBOR Reuters" nor "LIBOR Telerate" is so specified, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

          "Exchange Rate Agent" means the Exchange Rate Agent specified in a Series A Note (or such successor thereto as is appointed by the Company) to make calculations relating to the conversion of amounts relating to such note from one currency to another, and if no Exchange Rate Agent is so specified, the Trustee.

          "Extendible Note" means a Series A Note the maturity of which may be extended, either in whole or in part, at the option of the Company, for one or more periods up to but not beyond the note's final Maturity Date.

          "Fixed Rate Note" has the meaning specified in Subsection 2.3(1).

          "Floating Rate Note" has the meaning specified in Subsection 2.3(1).

          "Global Note" means any Series A Note held as a global security by or on behalf of CDS in accordance with Section 2.15 of the Original Indenture.

          "Index Currency" means the currency (including currency units) designated in a Floating Rate Note as the currency for which LIBOR shall be calculated, and if no such currency is so designated, the Index Currency shall be Canadian dollars.

          "Index Maturity" means the maturity period designated in a Floating Rate Note as the maturity period for deposits in the Index Currency used in the calculation of LIBOR.

          "Initial Interest Rate", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(a).

          "Interest Determination Date", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(h).

          "Interest Rate Basis" or "Interest Rate Bases", with respect to a Floating Rate Note, means the basis or bases upon which the interest rate on such Floating Rate Note is calculated as determined in accordance with Subsection 2.5(2).

          "Interest Reset Date", with respect to a Floating Rate Note, means the date upon which the interest rate on such Floating Rate Note is reset as determined in accordance with Subsection 2.5(2).

          "Interest Reset Period", with respect to a Floating Rate Note, means the period from and including each Interest Reset Date with respect to such note to and including the day preceding the next subsequent Interest Reset Date with respect to such note, and the initial Interest Reset Period with respect to a Floating Rate Note is the period from the date of issue of such note to the day preceding the first Interest Reset Date for such note.

          "LIBOR", with respect to a Floating Rate Note, means the Interest Rate Basis calculated in accordance with paragraph 2.5(2)(l).

          "LIBOR Interest Determination Date", with respect to a Floating Rate Note, has the meaning specified in paragraph 2.5(2)(l).

          "London Business Day" means any day on which dealings in an Index Currency are transacted in the London interbank market.

          "Market Exchange Rate", with respect to payments made in Canadian dollars, for a Specified Currency other than Canadian dollars, means the noon dollar buying rate announced by the Bank of Canada for such Specified Currency.

          "Maturity Date" has the meaning specified in paragraph 2.5(1)(a).

          "Original Indenture" has the meaning specified in Recital (A) above.

          "Principal Financial Centre" means the capital of the country of the Index Currency, except that, with respect to United States dollars, Deutsche marks, Dutch guilders, Italian lire, Swiss francs and ECUs, the Principal Financial Centre shall be the city of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

          "Private Placement Legend" has the meaning specified on Subection 2.8(2).

          "Prospectus Supplement" has the meaning specified in Subsection
          2.1(1).

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Regulation S" means Regulation S under the Securities Act.

          "Reuters CDOR Page" means the display designated as page "CDOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the CDOR page on that service for the purpose of displaying banker's acceptance rates of banks and investment dealers).

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Notes" has the meaning specified in Subsection 2.8(1).

          "Series A Notes" has the meaning specified in Recital (B) above.

          "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the United States Securities and Exchange Commission thereunder.

          "Specified Currency" means the currency specified in a Series A Note for issuance thereof and for payment of principal, premium, if any, and/or interest, and if no such currency is specified, Canadian dollars.

          "Spread", with respect to a Floating Rate Note, means the number of basis points to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to such Floating Rate Note.

          "Spread Multiplier", with respect to a Floating Rate Note, means the percentage of the related Interest Rate Basis applicable to such Floating Rate Note by which such

          Interest Rate Basis will be multiplied to determine the applicable interest rate on such Floating Rate Note.

          "U.S. Person" means a person who is a "U.S. person" as defined in Regulation S.

                                   ARTICLE 2

                           SERIES A MEDIUM-TERM NOTES

Section 2.1     Issue of Series A Notes:

(1) The initial series of Debt Securities authorized to be issued hereunder shall be designated as "Series A Medium-Term Notes" of the Company, shall be payable as to principal, interest and premium, if any, in lawful money of Canada, and subject to Subsection 2.1(2) shall be limited to $750,000,000 in lawful money of Canada aggregate principal amount for original issue. The Series A Notes shall be issued pursuant to the Company's short form prospectus dated October 16 , 1998, as supplemented by a prospectus supplement dated October 16, 1998 and the applicable pricing supplement (the prospectus supplement and the pricing supplement collectively, the "Prospectus Supplement"), as amended or supplemented from time to time.

(2) The Company may, from time to time, increase the amount of Series A Notes authorized to be issued hereunder on original issue from $750,000,000 in lawful money of Canada aggregate principal amount by delivering to the Trustee (i) a Board Resolution of the Company declaring that the amount of Series A Notes authorized to be issued hereunder on original issue shall be limited to the aggregate principal amount in lawful money of Canada set out in such resolution, and (ii) a Board Resolution of the Guarantor consenting to the increase in the aggregate principal amount of Series A Notes which may be issued hereunder in accordance with the declaration set out in the Board Resolution of the Company; and upon delivery to the Trustee of a Board Resolution of the Company and a Board Resolution of the Guarantor as provided for in this Subsection 2.1(2), the maximum aggregate principal amount of Series A Notes that may be issued on original issue shall be the amount in lawful money of Canada set out in such Board Resolutions.

 Section 2.2 Terms of Series A Notes: The Series A Notes shall have the following terms and conditions:

     (a) Date and Interest. Each Series A Note shall be dated as of the date of issue and shall bear interest, if any, from the time of issue at the rate (either fixed or floating) determined by the Company at the time of issue. Interest, if any, shall be payable on the dates determined by the Company at the time of issue.

     (b) Maturity. Each Series A Note shall mature on the date determined by the Company at the time of issue, which date shall be more than one year from the date of issue.

     (c) Currency. Each Series A Note shall be issued and payable in such currency as is determined by the Company at the time of issue.

     (d) Denominations. Series A Notes shall be issued in denominations of $1,000 or more in Canadian currency or the equivalent thereof in other currencies at the time of issue or in such other denominations determined by the Company at the time of issue.

Section 2.3  Form of Series A Notes:

(1) Subject to Section 2.8, each Series A Note shall, at the option of the Company, be issued in fully registered form as a Book Entry Note or as a Certificated Note and in each case: (i) shall specify the applicable date of issue, rate of interest (including, in the case of a Floating Rate Note, the applicable Interest Rate Basis or Interest Rate Bases), date or dates on which interest shall be payable, Maturity Date, currency in which the Series A Note is to be issued and in which interest, premium (if any) and principal shall be paid, and denomination; (ii) specify such other provisions as are to govern the Series A Note; and (iii) be substantially in the form set out in Schedule I attached hereto in the case of a fixed rate Series A Note (a "Fixed Rate Note") or in the form of Schedule II attached hereto in the case of a floating rate Series A Note (a "Floating Rate Note"), in all cases with such appropriate additions and variations as shall be required and as are consistent with the provisions set out in the Prospectus Supplement, and shall bear such distinguishing letters and numbers as the Trustee shall approve, or in such other form or forms as may, from time to time, be approved by the Company.

(2)  Any Global Note shall bear the following legend:

               Unless this certificate is presented by an authorized representative of The Canadian Depository for Securities Limited ("CDS") to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein.

  Section 2.4 Certification and Delivery of Series A Notes: Series A Notes may, from time to time be executed by the Company and delivered to the Trustee for certification, and the Trustee shall thereupon certify and deliver the Series A Notes as directed by a Company Certificate, after receipt by the Trustee of the documents set out in Section 2.2 of the Original Indenture, except that the Company Request referred to in paragraph 2.2(g) of the Original Indenture shall also set out (i) whether such Series A Note is a Floating Rate Note or a Fixed Rate Note; (ii) its principal amount; (iii) its issue price;
(iv) its Original Issue Date; (v) its Maturity Date; (vi) if it is redeemable at the option of the Company, the Redemption Date or Dates and Redemption Price or Prices; (vii) its

Interest Payment Dates; (viii) if it is a Fixed Rate Note, its rate of interest; (ix) if it is a Floating Rate Note, its Initial Interest Rate, its Interest Reset Date or Interest Reset Dates, its Interest Reset Period and interest payment period, its Spread (if any), its Spread Multiplier (if any), its maximum interest rate (if any), and its minimum interest rate (if any); and
(x) the terms of any other special provisions relating to such Series A Notes.

Section 2.5    Interest on Series A Notes:

(1) The following terms and conditions shall apply to the determination of interest on a Series A Note unless otherwise provided in such note:

     (a) The Company will pay interest on a Series A Note on each Interest Payment Date, commencing on the first Interest Payment Date next succeeding the Original Issue Date, and on the Stated Maturity or any prior date on which the principal, or an instalment of principal, of such note becomes due or payable, whether by the declaration of acceleration or otherwise (the Stated Maturity or such prior date, as the case may be, is herein referred to as the "Maturity Date"); provided, however, that if the Original Issue Date falls between a Record Date and the related Interest Payment Date or on an Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Interest on such note will accrue from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment or, if no interest has been paid, from and including the Original Issue Date, to but excluding such Interest Payment Date or the Maturity Date, as the case may be. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day. The interest so payable on any Interest Payment Date will be paid to the Holder of such note at the close of business on the Record Date for such Interest Payment Date. Interest payable at the Maturity Date will be payable to the Person to whom the principal thereof shall be payable.

     (b) Payments of principal of, and premium, if any, and interest on, a Series A Note will be made to the Holder thereof in Canadian dollars regardless of the Specified Currency stated therein unless the Holder thereof makes the election described below. If the Specified Currency is other than Canadian dollars, the Exchange Rate Agent will convert all payments in respect thereof into Canadian dollars in the manner described below; provided, however, that the Holder may elect to receive payment of principal of and premium, if any, and/or interest on such note in the Specified Currency by submitting a written request for such payment to the Trustee at its principal office in the City of Toronto on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder may elect to receive payment in such Specified Currency for all such principal, premium, if any, and interest payments and need not file a separate election for each payment. The election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Notwithstanding the foregoing, if the applicable Specified Currency is not available for the payment of principal, premium, if any, or interest with respect to such note due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder by making such payment in Canadian dollars on the basis of the Market Exchange Rate on the second Business Day prior to such payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment made in Canadian dollars under the circumstances set forth above where the required payment is in a Specified Currency other than Canadian dollars will not constitute a payment default under such note or under the Indenture. All determinations referred to above made by the Company or its agent (including the Exchange Rate Agent) shall be at its sole discretion and shall, in the absence of manifest error, be conclusive and for all purposes binding on the Holder of such note.

     (c) Interest payments for a Series A Note shall be computed and paid on the basis of (i) a 360-day year of twelve 30-day months if the Day Count Convention specified therein is "30/360" for the relevant period, (ii) the actual number of days in the related month and a 360-day year if the Day Count Convention specified therein is "Actual/360" for the relevant period, (iii) the actual number of days in the related year and month if the Day Count Convention specified therein is "Actual/Actual" for the relevant period, or (iv) such other basis as may be specified in a Series A Note.

(2) The following terms and conditions shall apply to the determination of interest on a Floating Rate Note unless otherwise provided in such note:

     (a) A Floating Rate Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis specified therein (i) plus or minus the applicable Spread, if any, and/or
               (ii) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on the Floating Rate Note shall be payable shall be reset as of each Interest Reset Date specified therein; provided, however, that the interest rate in effect for the period from the Original Issue Date to but excluding the first Interest Reset Date will be the initial interest rate (the "Initial Interest Rate"). Notwithstanding the foregoing, if a Floating Rate Note is designated in such note as having an Addendum attached, such note shall bear interest in accordance with the terms described in such Addendum.

     (b) Interest on a Floating Rate Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include (i) the BA Rate, (ii) LIBOR, (iii) the Cdn. Prime Rate, or (iv) such other Interest Rate Basis or interest rate formula as may be set forth therein and described in the applicable Addendum.

     (c) The interest rate on a Floating Rate Note in effect on each day shall be the interest rate determined as of the most recent Interest Determination Date.

     (d) The interest rate on a Floating Rate Note applicable to each Interest Reset Period commencing on the Interest Reset Date with respect to such Interest Reset Period will be the rate determined as of the applicable Interest Determination Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provisions below. The rate of interest on a Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually, annually or pursuant to such other period as specified therein. Unless otherwise specified therein, the Interest Reset Date(s) will be, if the Interest Reset Period set forth therein is: (i) daily, each Business Day; (ii) weekly, the Wednesday of each week; (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semiannually, the third Wednesday of the two months specified therein; and (vi) annually, the third Wednesday of the month specified therein. If any Interest Reset Date (which term includes the first Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if an Interest Rate Basis shown therein is LIBOR and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

     (e) Interest payable on a Floating Rate Note on any Interest Payment Date shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified therein, if no interest has been paid), to but excluding the related Interest Payment Date; provided, however, that interest payable at Maturity will include interest accrued to but excluding the date of Maturity. Accrued interest on a Floating Rate Note is calculated by multiplying the face amount thereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis specified in such note is LIBOR, or by the actual number of days in the year if the Interest Rate Basis specified in such note is the BA Rate, or the Cdn. Prime Rate.

     (f) A Floating Rate Note may also have either or both of the following:
         (i) a maximum numerical limitation, or ceiling, on the rate at which interest may accrue during any

          Interest Reset Period; and (ii) a minimum numerical limitation, or floor, on the rate at which interest may accrue during any Interest Reset Period. In addition to any maximum interest rate that may be applicable to a Floating Rate Note, the maximum interest rate that may be applicable to a Floating Rate Note will in no event be higher than the maximum rate permitted by the laws of Canada.

     (g) Interest on such note will be payable, where the rate of interest resets: (i) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Prospectus Supplement;
          (ii) quarterly, on the third Wednesday of March, June, September and December of each year; (iii) semiannually, on the third Wednesday of the months of each year specified in such note; and (iv) annually, on the third Wednesday of the month specified in such note and, in each case, on the Maturity Date (each, an "Interest Payment Date"). If any Interest Payment Date for this Note (other than the Maturity Date) would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that where LIBOR is the applicable Interest Rate Basis, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of this Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

     (h) The "Interest Determination Date" with respect to the BA Rate and the Cdn. Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date, and the "Interest Determination Date" with respect to LIBOR will be the second London Business Day immediately preceding the applicable Interest Reset Date.

     (i) The "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be. All calculations on a Floating Rate Note shall be made by the Calculation Agent.

     (j) All percentages resulting from any calculation on a Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or
          .0987655)), and all amounts used in or resulting from such calculation will be rounded, in the case of United States or Canadian dollars, to the nearest cent or, in the case of a Specified Currency other than United

          States or Canadian dollars, to the nearest unit of the Specified Currency (such unit being the smallest unit of the Specified Currency in general use) (with one-half cent or one-half of the applicable unit of Specified Currency being rounded upward).

     (k) If an Interest Rate Basis for a Floating Rate Note is specified in such note as the BA Rate, the BA Rate shall be determined on the applicable Interest Determination Date (the "BA Rate Interest Determination Date") as the rate (expressed as an annual percentage rate based on a year of 365 or 366 days) determined by the Company to be the average (rounded to the nearest one-hundred-thousandth of one per cent, with .000005 being rounded up) of the bid quotations for bankers' acceptances stamped by Schedule I Canadian chartered banks denominated in Canadian dollars with a maturity approximately coextensive with the Maturity applicable to such note, as set forth on the Reuters CDOR Page at approximately 10:00 a.m. (Toronto time) on the BA Rate Interest Determination Date. If on the BA Rate Interest Determination Date only one or zero bid quotations are available on the Reuters CDOR Page or if the Reuters CDOR Page is unavailable for any reason, the BA Rate shall be the rate (expressed as an annual percentage rate based on a year of 365 or 366 days) determined by the Company to be the average (rounded to the nearest one-hundred-thousandth of one per cent with .000005 being rounded up) of rates bid by each of the three Schedule I Canadian chartered banks selected by the Company (after consultation with the Trustee) at approximately 10:00 a.m. (Toronto time) on the BA Rate Interest Determination Date for bankers' acceptances stamped by Schedule I Canadian chartered banks denominated in Canadian dollars with a maturity approximately coextensive with the Maturity applicable to such note. If on the BA Rate Interest Determination Date only one or two such Schedule I Canadian chartered banks provide bid quotations, then such bid or, the average of such bids, as the case may be, shall be used for purposes of determining the BA Rate.

     (l) If an Interest Rate Basis for a Floating Rate Note is specified in such note as LIBOR, LIBOR will be determined on the applicable Interest Determination Date (a "LIBOR Interest Determination Date"), on the basis of either: (i) if "LIBOR Reuters" is specified in such note as the method for calculating LIBOR, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated in such note, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified in such note as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (ii) if "LIBOR Telerate" is specified in such note as the method for calculating LIBOR or if neither "LIBOR Reuters" nor "LIBOR Telerate" is so specified, the rate for deposits in the Index Currency having the Index Maturity designated in such note, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified in such note as of 11:00 a.m., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined in accordance with the provisions described in the immediately succeeding paragraph.

     (m) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in the immediately preceding paragraph, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in such note, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Centre, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Centre selected by the Calculation Agent (after consultation with the Company) for loans in the Index Currency to leading European banks, having the Index Maturity designated in such note and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     (n) If an Interest Rate Basis for a Floating Rate Note is specified in such note as Cdn. Prime Rate, the Cdn. Prime Rate shall be determined on the applicable Interest Determination Date (a "Cdn. Prime Rate Interest Determination Date") as the rate (expressed as an annual percentage rate based on a year of 365 or 366 days) determined by the Company to be the average (rounded to the nearest one-hundred-thousandth of one per cent, with .000005 being rounded up) of the rates publicly quoted by the Schedule I Canadian chartered banks as base rates for determining interest rates on Canadian dollar prime rate loans in Canada prevailing at 10:00 a.m. (Toronto time) on the Cdn. Prime Rate Interest Determination Date.

     (o) At the request of the Holder of a Floating Rate Note, the Calculation Agent shall provide to such Holder the interest rate thereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

Section 2.6 Conversion: If so determined by the Company at the time of issue, the Holder of a Series A Note may, but only upon notice from the Company, convert all but not less than all of such Holder's notes into an equal aggregate principal amount of a new series of notes issued by the Company. If given, such notice from the Company shall be given not less than 30 days nor more than 60 days prior to the date of conversion.

Section 2.7  Amortizing Notes and Extendible Notes:

(1) The Company may issue Amortizing Notes and shall set forth in such notes a table specifying repayment information with respect to such notes and any additional terms and conditions thereof.

(2) The Company may issue Extendible Notes and shall set forth in such notes the specific terms of the extension of such notes, including without limitation the date or dates on which the Company's option to extend can be exercised and whether the option can be exercised with respect to some but not all of the outstanding principal balance of such notes, and any additional terms and conditions thereof, including without limitation the specific terms and conditions upon which the maturity of such notes may be extended.

Section 2.8  Rule 144A Notes:

(1) Series A Notes offered and sold in reliance on Rule 144A ("Rule 144A Notes") shall be issued as Certificated Notes and shall include the language set out in Schedule III attached.

(2) Rule 144A Notes shall bear the legend set forth below (the "Private Placement Legend") on the face thereof.

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER HEREOF, BY PURCHASING SUCH NOTES, AGREES FOR THE BENEFIT OF THE COMPANY AND THE GUARANTOR THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (C) INSIDE THE UNITED STATES
     (1) IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (B) OR C(2) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

Section 2.9  Special Transfer Provisions:

(1) The following provisions shall apply with respect to the registration of any proposed transfer of Rule 144A Notes:

     (a) The Trustee shall register a transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Rule 144A Note stating, or has otherwise advised the Company and the Trustee in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Rule 144A Note, stating, or has otherwise advised the Company and the Trustee in writing, that it is purchasing the Rule 144A Notes for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

     (b) The Trustee shall register the transfer upon receipt of a certificate substantially in the form of Schedule IV hereto from the proposed transferor. Upon such transfer, the Trustee shall, upon the written request of the transferee, issue Certificated Notes in exchange for such Rule 144A Notes, which Certificated Notes do not include the additional language and the legend provided for in Section 2.8 hereof.
          Section 2.11 of the Original Indenture (with any necessary modifications) shall apply to any such exchange.

(2) In any circumstance in which it may be relevant for the Trustee to know whether a Person is a U.S. Person or a Person in the United States or is transferring Series A Notes for the account or benefit of a U.S. Person or a Person in the United States, the Trustee shall only be required to refer to (as applicable) the address of the transferring registered Holder as shown in the register maintained by the Trustee or the address of the transferee to whom the Series A Notes are to be registered.

(3) By its acceptance of any Rule 144A Note bearing the Private Placement Legend, each Holder of such a Rule 144A Note acknowledges the restrictions on transfer of such Rule 144A Note set forth in this First Supplemental Indenture and in the Private Placement Legend and agrees that it will transfer such Rule 144A Notes only as provided in this First Supplemental Indenture.

(4) The Trustee shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.9. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Trustee.

                                   ARTICLE 3

                                   EXECUTION

Section 3.1 Acceptance of Trust: The Trustee hereby accepts the trusts in this First Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions and subject to the provisions herein and in the Original Indenture set forth.

Section 3.2 Counterparts: This First Supplemental Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be original, and such counterparts together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              CASE CREDIT LTD.


                              By:_______________________________________________


                              CASE CREDIT CORPORATION


                              By:_______________________________________________


                              MONTREAL TRUST COMPANY OF CANADA


                              By:_______________________________________________


                              By:_______________________________________________

                                   SCHEDULE I


REGISTERED

                                CASE CREDIT LTD.
                           SERIES A MEDIUM-TERM NOTE
                               (Fixed Rate Note)


No. CFX_________                                       CUSIP No._________

PRINCIPAL AMOUNT:                   DENOMINATIONS (if other than Cdn.
                                    dollars or Cdn. dollar denominations of
                                    Cdn.$1,000):

ORIGINAL ISSUE DATE:                SPECIFIED CURRENCY:
                                    Canadian Dollars:
                                         [  ] Yes
                                         [  ] No
                                         Foreign Currency:
                                         Exchange Rate Agent:

STATED MATURITY:              INTEREST RATE:

INTEREST PAYMENT DATE(S):           PAYMENTS OF PRINCIPAL AND ANY
                                    PREMIUM AND INTEREST:
                                         [  ] Canadian Dollars
                                         [  ] Specified Currency

RECORD DATE(S):                     DAY COUNT CONVENTION:
                                         [  ] 30/360 for the period
                                               from     to
                                         [  ] Actual/360 for the period
                                               from    to
                                         [  ] Actual/Actual for the period
                                               from    to
                                         [  ] Other

OTHER PROVISIONS:                   ADDENDUM ATTACHED:
                                         [  ] Yes
                                         [  ] No

          CASE CREDIT LTD. (the "Company"), for value received, hereby promises
to pay to                , or registered assigns, the principal sum of
(the "Principal Amount") on the Stated Maturity specified above (except to the extent redeemed or repaid prior to the Stated Maturity), and to pay interest thereon on the Interest Payment Dates specified above at the Interest Rate per annum specified above from the Original Issue Date to but excluding the date on which the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

          This note is one of a duly authorized series of Series A Medium-Term Notes (hereinafter called the "Notes") of the Company issued and to be issued under an Indenture dated as of the10th day of November, 1998 as amended or supplemented from time to time (herein called the "Indenture") between the Company and Montreal Trust Company of Canada, as trustee, (herein called the "Trustee" which term includes any successor trustee under the Indenture with respect to the series of which this Note is a part), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered, all to the same effect as if the provision of the Indenture were herein set forth, to all of which provisions the Holder of this Note assents by acceptance hereof. The Notes are unsecured general obligations of the Company constituting unsubordinated indebtedness and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. This Note is one of the series of Notes designated above, to be issued from time to time at an aggregate initial offering price of up to $750,000,000 which amount may be increased if duly authorized by the Company.

          All terms used in this Note which are defined in the Indenture shall, unless otherwise defined in this Note, have the meanings assigned to them in the Indenture.

          Unless otherwise provided above or in an Addendum hereto, this Note is not subject to any sinking fund and is not redeemable at the option of the Company prior to the Stated Maturity.

          The Company may at any time purchase Notes at any price or prices in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.

          If so specified above or in an Addendum hereto, the registered Holder of this Note may, but only upon notice from the Company convert all but not less than all of such holder's Notes into an equal aggregate principal amount of a new series of notes issued by the Company. If given, such notice from the Company shall be given not less than 30 days nor more than 60 days prior to the date of conversion and in accordance with the provisions of the Indenture.

          Any provisions contained or incorporated by reference herein with respect to the calculation of the interest rate applicable to this Note, its Interest Payment Dates, the Maturity Date or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

          If this Note is designated on the first page hereof under "Other Provisions" as an Amortizing Note or as an Extendible Note, certain additional provisions with respect to this Note will be specified above or in an Addendum hereto.

          If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions making binding upon all Holders of Debt Securities (as defined in the Indenture and including the Notes) issued thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments signed by the Holders of a specified majority of Debt Securities outstanding, which resolutions or instruments may have the effect of amending the terms of this Note or the Indenture.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate herein described.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the security register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City of Toronto, duly endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company and the security registrar, duly executed by the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations, and for the same aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of like tenor as requested by the Holder hereof.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Note shall be governed by and construed in accordance with the laws of the Province of Ontario.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:                              CASE CREDIT LTD.


[CORPORATE SEAL]                         By:
                                             Name:
                                             Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series
designated and referred to in the within-mentioned Indenture.

MONTREAL TRUST COMPANY OF CANADA,
        as Trustee

By:
       Authorized Signature

                      GUARANTEE OF CASE CREDIT CORPORATION

          FOR VALUE RECEIVED, CASE CREDIT CORPORATION (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Note upon which this guarantee is endorsed (the "Indenture")), a corporation duly organized and existing under the laws of the State of Delaware, hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed (the "Note") the due and punctual payment of the principal of, premium (if any) and interest on the Note, when and as the same shall become due and payable after any applicable grace period, whether at their respective due dates, on redemption or on a declaration or otherwise, in accordance with the terms of the Note and of the Indenture (the "Obligations"); provided, however, that payment of interest on overdue instalments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by Case Credit Ltd. (the "Company") in the payment of any such principal, premium or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period. The Guarantor hereby agrees that its obligations hereunder and under the Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of the Note or the Indenture as regards the Company (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Company or any action to enforce the same or any circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to the Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium (if any) and interest on the Note.

          The obligation of the Guarantor under this Guarantee shall be a continuing obligation, shall cover all the Obligations, and shall apply to and secure any ultimate balance due or remaining unpaid to the Holder of the Note.

          In addition to the guarantee contained in this Guarantee and the Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holder of the Note harmless against all costs, losses, expenses and damages it may suffer as a result of the Company's default in performance of any of the Obligations.

          The Guarantor shall not be or become liable under this Guarantee to make any payment of principal, premium or interest in respect of which the Company shall be in default if the default of the Company in respect of which the Guarantor would otherwise be or become liable under this Guarantee shall have been waived or directed to be waived pursuant to the provisions in that behalf contained in the Indenture, but no waiver or consent of any kind whatsoever shall release, alter or impair the unconditional obligation of the Guarantor hereunder after giving effect to such waiver or consent.

     The Guarantor shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Notes issued under the Indenture shall have been paid in full or duly provided for.

     No remedy for the enforcement of the rights of the Holder of the Note to receive payment of the principal of and/or premium and/or interest on the Note, under the Note, the Indenture and hereunder, shall be exclusive of or dependent on any other remedy.

     This Guarantee has been given in accordance with the terms of the Indenture and is subject to all applicable provisions thereof and the same shall be deemed to be incorporated herein.

     The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee to constitute the same a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in due and strict compliance with all applicable laws.

     This Guarantee shall be construed in accordance with and governed by the laws of the Province of Ontario.

     This Guarantee shall not be valid or become obligatory for any purpose until the Note shall have been certified by or on behalf of the Trustee under the Indenture.

     IN WITNESS WHEREOF, CASE CREDIT CORPORATION has caused this Guarantee to be signed in its corporate name by the facsimile signature of its President and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon, and the same to be attested by the facsimile signature of its Secretary.

     This Guarantee shall be deemed to be dated the Original Issue Date of the Note.

                                       CASE CREDIT CORPORATION


                                       By:__________________________________
                                            President                        c/s
Attest:________________________
       Secretary

                            ASSIGNMENT/TRANSFER FORM
                            ------------------------

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto__________________________________________________

________________________________________________________________________________

________________________________________________________________________________

  (Please print or typewrite assignee's name and address including postal code and insert assignee's Social Insurance Number)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________________________________________
attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


Dated:__________________________    _______________________________
                                    Signature of transferring registered Holder*


Signature of transferring registered Holder guaranteed by:**


                     ____________________________________
                     Signature of Guarantor


* NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

** Signature must be guaranteed by an authorized officer of a Canadian chartered bank or a major Canadian trust company or by a medallion signature guarantee from a member of a recognized Medallion Signature Guarantee Program.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM   -    as tenants in common

     JT TEN    -    as joint tenants with right of survivorship
                             and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                                  SCHEDULE II

REGISTERED

                                CASE CREDIT LTD.
                           SERIES A MEDIUM-TERM NOTE
                              (Floating Rate Note)

No. CFLR _                                                  CUSIP No. __________

PRINCIPAL AMOUNT:                   DENOMINATIONS (if other than Cdn. dollars
                                    or Cdn. dollar denominations of Cdn.$1,000):

ORIGINAL ISSUE DATE:                STATED MATURITY:

INTEREST PAYMENT PERIOD:            INTEREST PAYMENT DATES:

INTEREST RATE BASIS:                RECORD DATE(S):

INITIAL INTEREST RATE:              INTEREST RESET DATE(S):

INTEREST RESET PERIOD:              INTEREST DETERMINATION DATE(S):

OPTIONAL REPAYMENT DATE(S):

SPREAD (PLUS OR MINUS):             SPREAD MULTIPLIER:

PAYMENT OF PRINCIPAL AND ANY        SPECIFIED CURRENCY:
PREMIUM AND INTEREST:               Canadian Dollars:
[ ] Canadian Dollars                     [ ] Yes
[ ] Specified Currency                   [ ] No
                                    Foreign Currency:
                                    Exchange Rate Agent:

DESIGNATED LIBOR PAGE
[ ] LIBOR Telerate
[ ] LIBOR Reuters

INDEX MATURITY:                     INDEX CURRENCY:

MAXIMUM INTEREST RATE:              MINIMUM INTEREST RATE:

CALCULATION DATE:                   CALCULATION AGENT:

                                    DAY COUNT CONVENTION:
                                         [ ] 30/360 for the period
                                         from         to
                                         [ ] Actual/360 for the period
                                         from         to
                                         [ ] Actual/Actual for the period
                                         from         to
                                         [ ] Other

OTHER PROVISIONS:                   ADDENDUM ATTACHED:
                                         [ ] Yes
                                         [ ] No

     CASE CREDIT LTD. (the "Company"), for value received, hereby promises to
pay to                                , or registered assigns, the principal sum
of                     (the "Principal Amount") on the Stated Maturity specified
above (except to the extent redeemed or repaid prior to the Stated Maturity), and to pay interest thereon on the Interest Payment Dates specified above, at a rate per annum equal to the Initial Interest Rate specified above from the Original Issue Date to the first Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until but excluding the date on which the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof" "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

     This note is one of a duly authorized series of Series A Medium-Term Notes (hereinafter called the "Notes") of the Company issued and to be issued under an Indenture dated as of the 10th day of November, 1998 as amended or supplemented from time to time (herein called the "Indenture") between the Company and Montreal Trust Company of Canada, as trustee, (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Note is a part) to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the Holders of this Note assents by acceptance hereof. The Notes are unsecured general obligations of the Company constituting unsubordinated indebtedness and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. This Note is one of the series of Notes designated above, to be issued from time to time at an aggregate initial offering price of up to $750,000,000 which amount may be increased if duly authorized by the Company.

     All terms used in this Note which are defined in the Indenture shall, unless otherwise defined in this Note, have the meanings assigned to them in the Indenture.

     Unless otherwise provided above or in an Addendum hereto, this Note is not subject to any sinking fund and is not redeemable at the option of the Company prior to the Stated Maturity.

     The Company may at any time purchase Notes at any price or prices in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, may be surrendered to the Trustee for cancellation.

     If so specified above or in an Addendum hereto, the registered Holder of this Note may convert all but not less than all of such holder's Notes into an equal aggregate principal amount of a new series of notes issued by the Company. If given, such notice from the Company shall be given not less than 30 days nor more than 60 days prior to the date of conversion and in accordance with the provisions of the Indenture.

     If this Note is designated on the first page hereof under "Other Provisions" as an Amortizing Note or as an Extendible Note, certain additional provisions with respect to this Note will be specified above or in an Addendum hereto.

     If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions making binding upon all Holders of Debt Securities (as defined in the Indenture and including the Notes) issued thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments signed by the Holders of a specified majority of Debt Securities outstanding, which resolutions or instruments may have the effect of amending the terms of this Note or the Indenture.

     Any provision contained or incorporated by reference herein with respect to the determination of an Interest Rate Basis, the calculation of the interest rate applicable to this Note, the Interest Payment Dates, the Maturity Date or any other variable term relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate herein described.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the security register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City of Toronto, duly endorsed or accompanied by a written instrument of transfer, in form satisfactory to the Company and the security registrar, duly executed by the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of this series of authorized denominations, and for the same aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of like tenor as requested by the Holder hereof.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note shall be governed by and construed in accordance with the laws of the Province of Ontario.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:                                 CASE CREDIT LTD.



[CORPORATE SEAL]                       By:
                                           Name:
                                           Title:



TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series
designated and referred to in the within-mentioned Indenture.


MONTREAL TRUST COMPANY OF CANADA,
    as Trustee


By:
    Authorized Signature

                      GUARANTEE OF CASE CREDIT CORPORATION

     FOR VALUE RECEIVED, CASE CREDIT CORPORATION (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Note upon which this guarantee is endorsed (the "Indenture")), a corporation duly organized and existing under the laws of the State of Delaware, hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed (the "Note") the due and punctual payment of the principal of, premium (if any) and interest on the Note, when and as the same shall become due and payable after any applicable grace period, whether at their respective due dates, on redemption or on a declaration or otherwise, in accordance with the terms of the Note and of the Indenture (the "Obligations"); provided, however, that payment of interest on overdue instalments of interest is hereby guaranteed only to the extent permitted by applicable law. In case of default by Case Credit Ltd. (the "Company") in the payment of any such principal, premium or interest, the Guarantor agrees duly and punctually to pay the same without demand after the expiry of any applicable grace period. The Guarantor hereby agrees that its obligations hereunder and under the Indenture shall be unconditional, irrespective of any invalidity, illegality, irregularity or unenforceability of the Note or the Indenture as regards the Company (other than by reason of lack of genuineness), or the absence of any action to enforce the same, the recovery of any judgment against the Company or any action to enforce the same or any circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, amalgamation, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to the Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium (if any) and interest on the Note.

     The obligation of the Guarantor under this Guarantee shall be a continuing obligation, shall cover all the Obligations, and shall apply to and secure any ultimate balance due or remaining unpaid to the Holder of the Note.

     In addition to the guarantee contained in this Guarantee and the Indenture, the Guarantor hereby covenants and agrees to indemnify and save the Holder of the Note harmless against all costs, losses, expenses and damages it may suffer as a result of the Company's default in performance of any of the Obligations.

     The Guarantor shall not be or become liable under this Guarantee to make any payment of principal, premium or interest in respect of which the Company shall be in default if the default of the Company in respect of which the Guarantor would otherwise be or become liable under this Guarantee shall have been waived or directed to be waived pursuant to the provisions in that behalf contained in the Indenture, but no waiver or consent of any kind whatsoever shall release, alter or impair the unconditional obligation of the Guarantor hereunder after giving effect to such waiver or consent.

     The Guarantor shall be subrogated to all rights of the Holder of the Note against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Notes issued under the Indenture shall have been paid in full or duly provided for.

     No remedy for the enforcement of the rights of the Holder of the Note to receive payment of the principal of and/or premium and/or interest on the Note, under the Note, the Indenture and hereunder, shall be exclusive of or dependent on any other remedy.

     This Guarantee has been given in accordance with the terms of the Indenture and is subject to all applicable provisions thereof and the same shall be deemed to be incorporated herein.

     The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee to constitute the same a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in due and strict compliance with all applicable laws.

     This Guarantee shall be construed in accordance with and governed by the laws of the Province of Ontario.

     This Guarantee shall not be valid or become obligatory for any purpose until the Note shall have been certified by or on behalf of the Trustee under the Indenture.

     IN WITNESS WHEREOF, CASE CREDIT CORPORATION has caused this Guarantee to be signed in its corporate name by the facsimile signature of its President and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon, and the same to be attested by the facsimile signature of its Secretary.

     This Guarantee shall be deemed to be dated the Original Issue Date of the Note.

                                       CASE CREDIT CORPORATION


                                       By:__________________________________
                                            President                        c/s
Attest:________________________
        Secretary

                            ASSIGNMENT/TRANSFER FORM
                            ------------------------

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s),

assign(s) and transfer(s) unto _________________________________________________

________________________________________________________________________________

________________________________________________________________________________

  (Please print or typewrite assignee's name and address including postal code and insert assignee's Social Insurance Number)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________________________________

attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


Dated:______________________       _____________________________________________
                                   Signature of transferring registered Holder*


Signature of transferring registered Holder guaranteed by:**


                      __________________________________
                      Signature of Guarantor


* NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

** Signature must be guaranteed by an authorized officer of a Canadian chartered bank or a major Canadian trust company or by a medallion signature guarantee from a member of a recognized Medallion Signature Guarantee Program.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM   -    as tenants in common

     JT TEN    -    as joint tenants with right of survivorship
                        and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

                                  SCHEDULE III

                    Additional Provisions for Series A Notes
                          transferred under Rule 144A


In connection with any transfer of this Note occurring prior to the date which is two years after the later of the original issue date of the Notes and the last day on which the Company or any Affiliate of the Company was the owner of this Note (or any predecessor of such Note), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with and that such transfer is:

                                  [Check One]

(1)  [_]  to the Company or a subsidiary thereof; or

(2) [_] pursuant to and in compliance with Rule 144A under the United States Securities Act of 1933, as amended; or

(3) [_] outside the United States to a transferee who is not a "U.S. Person" in compliance with Rule 904 of Regulation S under the United States Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof, provided, that if box (3) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such written legal opinions, certifications and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to Regulation S under the United States Securities Act of 1933, as amended.

If none of the foregoing boxes are checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof.

Date:___________________    Your signature:_____________________________________
                                           (Sign exactly as your name appears on
                                            the other side of this Note)

                            Signature Guarantee:________________________________

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A


Date:______________            _________________________________________________
                               NOTICE: To be executed by an authorized signatory

                                  SCHEDULE IV

                              Form of Certificate
                          to be delivered on transfers
                            pursuant to Regulation S



Case Credit Ltd.
c/o Montreal Trust Company of Canada
(as registrar and transfer agent for the
Series A Medium-Term Notes of Case Credit Ltd.)
Corporate Trust Services
151 Front Street West, Suite 605
Toronto, ON   M5J 2N1

Dear Ladies & Gentlemen:

Re:  Case Credit Ltd. (the "Company")
     Series A Medium-Term Notes (the "Notes")
----------------------------------------------------

In connection with our proposed sale of $. aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended, and, accordingly, we represent that:

     (1)  the offer of the Notes was not made to a person in the United States;

     (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
     (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or Rule 904(c)(1), as the case may be.

You, the Company and Case Credit Corporation are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]


By:______________________________
        Authorized Signature